File Nos. 333-21821, 811-08055

    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 14, 2000


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           Registration Statement Under the Securities Act of 1933           [X]
                       Pre-Effective Amendment No. __                        [ ]

                       Post-Effective Amendment No. 5                        [X]
                                       and
       Registration Statement Under the Investment Company Act of 1940       [X]
                               Amendment No. 7                               [X]


                        (Check appropriate box or boxes.)
                       -----------------------------------

                             TIAA-CREF Mutual Funds
                                730 Third Avenue
                            New York, New York 10017
                                 (800) 842-2733
             (REGISTRANT'S EXACT NAME, ADDRESS AND TELEPHONE NUMBER)

                             Peter C. Clapman, Esq.
                             TIAA-CREF Mutual Funds
                                730 Third Avenue
                            New York, New York 10017
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:
                              Steven B. Boehm, Esq.

                         Sutherland Asbill & Brennan LLP
                   75 Pennsylvania Avenue, N.W.
                          Washington, D. C. 20004- 2415


                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
    As soon as practicable after effectiveness of the Registration Statement.

 It is proposed that this filing will become effective (check appropriate box):

[ ] Immediately upon filing pursuant to [ ] On (date) pursuant to paragraph (b)
    paragraph (b)
[ ] 60 days after filing pursuant to    [X] On April 1, 2000 pursuant
    paragraph (a)(1)                        to paragraph (a)(1)

[ ] 75 days after filing pursuant to    [ ] On (date) pursuant to paragraph
    paragraph (a)(2)                        (a)(2) of rule 485

If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                      Title of Securities being registered:
              shares of an open-end management investment company.

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PROSPECTUS, DATED             , 2000




TIAA-CREF Mutual Funds


     International Equity Fund
     Growth Equity Fund
     Growth & Income Fund
     Equity Index Fund
     Social Choice Equity Fund
     Managed Allocation Fund
     Bond Plus Fund
     Short-Term Bond Fund
     High-Yield Bond Fund
     Tax-Exempt Bond Fund
     Money Market Fund


The Securities and Exchange Commission has not approved or disapproved these funds' shares or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


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TABLE OF CONTENTS

Summary Information

         Investment Objectives, Strategies and Risks...........................
                  The Dual Investment Management Strategy......................
         Past Performance......................................................
         Fees and Expenses.....................................................

More Information About the Funds...............................................
         General Investment Risks..............................................
         The Equity Funds......................................................
                  The Dual Investment Management Strategy......................
                  The International Equity Fund................................
                  The Growth Equity Fund.......................................
                  The Growth & Income Fund.....................................
                  The Equity Index Fund........................................
                  The Social Choice Equity Fund................................
                  Additional Investment Strategies for the Equity Funds........
         The Managed Allocation Fund...........................................
         The Fixed Income Funds................................................
                  The Bond PLUS Fund...........................................
                  The Short-Term Bond Fund.....................................
                  The High-Yield Bond Fund.....................................
                  The Tax-Exempt Bond Fund.....................................
                  Additional Investment Strategies for the Bond Funds..........
                  The Money Market Fund........................................

TIAA-CREF Mutual Funds' Management.............................................
         Personal Trading Policy...............................................

Calculating Share Price........................................................

Dividends and Distributions....................................................

Taxes .........................................................................

Your Account: Buying, Selling or Exchanging Shares.............................
         Types of Accounts.....................................................
         How to Open an Account and Make Subsequent Investments................
         How to Redeem Shares..................................................
         How to Exchange Shares................................................
         Other Investor Information............................................

Electronic Prospectuses........................................................

Financial Highlights...........................................................

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SUMMARY INFORMATION

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS


         TIAA-CREF Mutual Funds has 11 investment portfolios. An investor can lose money in any of these funds, or the funds could underperform other investments. The funds are subject to the following general risks:


o Market Risk - Stock prices in general can decline over short or extended periods as a result of political or economic events.


o Company Risk - A company's current earnings can fall or its overall financial soundness may decline. As a result, the price of its stock may go down, or it may not be able to pay principal and interest on its bonds when due. The inability to pay principal and interest on bonds when due is also referred to as Credit Risk.

o        Interest Rate Risk - Bond prices may fall as interest rates rise.

o Current Income Risk - For income funds, this is the risk that falling interest rates will cause the fund's income to decline.

o Foreign Investment Risk - Investing in securities traded on foreign exchanges or in foreign markets can involve special risks. For example, changes in currency exchange rates, the possible imposition of market controls, currency exchange controls or foreign taxes, lower liquidity and higher volatility in some foreign markets and/or political, social or diplomatic events could reduce the value of a fund's investments.



         Investments in the funds are not deposits of the TIAA-CREF Trust Company FSB and aren't insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


         Special risks associated with particular funds are discussed in the following summaries of each fund's objectives, strategies and policies.

THE DUAL INVESTMENT  MANAGEMENT STRATEGY

         Three of the equity funds, the Growth Equity, Growth & Income, and International Equity Funds, use TIAA-CREF's Dual Investment Management Strategy. Each fund has a "Stock Selection" and an "Enhanced Index" subportfolio. The Stock Selection subportfolio holds a relatively small number of stocks that we believe offer superior returns. These stocks are chosen using fundamental analysis. The rest of the fund is invested in the Enhanced Index subportfolio, which seeks to outperform each fund's benchmark index, while limiting the possibility of underperforming the benchmark. Using the Dual Investment Strategy, we have the flexibility to allocate amounts between the Stock Selection subportfolio and the Enhanced Index subportfolio, based upon investment opportunities that we determine to be available at any particular time. This approach enables the funds to stay invested even when we cannot find sufficient investment opportunities for the Stock Selection portfolio.

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INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE                The fund seeks favorable long-term
                                    returns, mainly through capital
                                    appreciation.





PRINCIPAL INVESTMENT
STRATEGIES                          The fund invests in a broadly diversified
                                    portfolio of primarily foreign equity
                                    investments, using the Dual Investment
                                    Management Strategy. For the Stock Selection subportfolio, the fund selects individual stocks, and lets the fund's country and regional asset allocation evolve from its stock selection. The fund looks for companies of all sizes that meet a number of criteria including sustainable growth, consistent cash flow and attractive stock prices based on current earnings, assets and long-term growth prospects. The benchmark index for the fund is the Morgan Stanley
                                    Capital International EAFE(R)(Europe,
                                    Australasia, Far East) Index.

SPECIAL INVESTMENT
RISK Foreign investment risk is the most important risk of investing in this fund. Changes in currency exchange rates, the possible imposition of market controls , currency exchange controls or foreign taxes, lower liquidity and higher volatility in some foreign markets and/or political, social or diplomatic events could reduce the value of the fund's investments. These risks may be even more pronounced for the fund's investments in emerging market countries.

WHO MAY WANT TO INVEST              The fund may be appropriate for investors
                                    who seek above-average long-term returns, understand the advantages of diversification across international markets and are willing to tolerate the greater risks of international investing. The risk of investing in the fund relative to the potential rewards is moderate to high.

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GROWTH EQUITY FUND

INVESTMENT  OBJECTIVE               The fund seeks a favorable long-term return,
                                    mainly through capital appreciation,
                                    primarily from a diversified portfolio of common stocks that present the opportunity for exceptional growth.


PRINCIPAL INVESTMENT
STRATEGIES                          The fund invests in stocks of companies in
                                    new and emerging areas of the economy and companies with distinctive products or promising market conditions, using the Dual
                                    Investment Management Strategy. For its
                                    Stock Selection subportfolio, the fund looks for companies that we believe have the potential for strong earnings or sales growth, or that appear to be undervalued based on current earnings, assets or growth prospects. It can invest in companies to benefit from prospective acquisitions, reorganizations, or corporate restructurings or other special situations. Foreign investments can be up to 40 percent of the portfolio. The benchmark index for the fund is the Russell 3000(R) Growth Index (Russell
                                    3000 is a trademark and a service mark of the Frank Russell Company).

SPECIAL INVESTMENT
RISKS The fund may sometimes hold a significant amount of stocks of smaller, lesser-known companies whose stock prices may fluctuate more than those of larger companies. Also, stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. This means the fund will probably be more volatile than the overall stock market.



WHO MAY WANT TO INVEST              The fund may be appropriate for investors
                                    who are looking for long-term capital
                                    appreciation and a hedge against inflation, but are willing to tolerate fluctuations in value. The risk of investing in the fund relative to the potential rewards is moderate to high.

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GROWTH & INCOME FUND

INVESTMENT OBJECTIVE                The fund seeks a favorable long-term return
                                    through capital appreciation and investment income.


PRINCIPAL INVESTMENT
STRATEGIES                          The fund invests in a broadly diversified
                                    portfolio of common stocks selected for
                                    their investment potential, using the Dual
                                    Investment Management Strategy. For its
                                    Stock Selection subportfolio, the fund looks primarily for stocks of larger, well-established, mature growth companies which we believe are attractively priced, show the potential to grow faster than the rest of the market, and offer a growing stream of dividend income. 80 percent of the fund's assets are in income-producing equity securities. The fund may also invest in a few rapidly growing smaller companies and may have up to 20 percent of assets in foreign securities. The benchmark index for the fund is the S&P 500 Composite Stock
                                    Index.

SPECIAL INVESTMENT
RISKS Stocks paying relatively high dividends may significantly underperform other stocks during periods of rapid market appreciation.

WHO MAY WANT TO INVEST              The fund may be appropriate for investors
                                    who want capital appreciation and current income but also can accept the risk of market fluctuations. The risk of investing in the fund relative to its potential rewards is moderate.

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EQUITY INDEX FUND

INVESTMENT OBJECTIVE                The fund seeks a favorable long-term rate of
                                    return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the U.S., as represented by a broad stock market index.

PRINCIPAL INVESTMENT
STRATEGIES                          The fund is designed to track U.S. equity
                                    markets as a whole and invest in stocks in the Russell 3000(R) Index. The fund uses a sampling approach to create a portfolio that closely matches the overall investment characteristics (for example, yield and industry weight) of the index without actually investing in all 3,000 stocks in the index.

SPECIAL INVESTMENT RISKS            While the fund attempts to closely track the
                                    Russell 3000(R) Index, it does not invest in all 3,000 stocks in the index. Thus there is no guarantee that the performance of the fund will match that of the index.

WHO MAY WANT TO INVEST              The fund may be appropriate for investors
                                    who seek a fund that tracks the return of a broad U.S. equity market index. The risk of investing in the fund relative to its potential rewards is moderate.

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SOCIAL CHOICE EQUITY FUND

INVESTMENT OBJECTIVE                The fund seeks a favorable long-term rate of
                                    return that tracks the investment
                                    performance of the U.S. stock market while giving special consideration to certain social criteria.

PRINCIPAL INVESTMENT
STRATEGIES                          The fund invests primarily in a diversified
                                    set of common stocks. The fund attempts to track the return of the U.S. stock market as represented by the S&P 500 Index, while investing only in companies whose activities are consistent with the fund's social criteria. It does this primarily by investing in S&P 500 companies that are not excluded by the fund's social criteria, so that the fund's portfolio approaches the overall investment characteristics (E.G., yield and industry weight) of the S&P 500.

SPECIAL INVESTMENT RISKS            Because its social criteria exclude some
                                    investments, this fund may not be able to take advantage of the same opportunities or market trends as do the funds that don't use such criteria.

WHO MAY WANT TO INVEST              The fund may be appropriate for investors
                                    who seek an equity investment that is
                                    generally broad-based but excludes companies that engage in certain activities. The risk of investing in the fund relative to its potential rewards is moderate.

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MANAGED ALLOCATION FUND

INVESTMENT OBJECTIVE                The fund seeks a return that reflects the
                                    broad investment performance of the
                                    financial markets through capital
                                    appreciation and investment income.

PRINCIPAL INVESTMENT
STRATEGIES                          The fund invests in the TIAA-CREF Mutual
                                    Funds' other investment funds. Usually, the fund will invest approximately 60 percent of its assets in the Growth & Income, International Equity and Growth Equity and approximately 40 percent in the Bond PLUS, Short Term Bond or High-Yield Bond Funds. As a result, the fund holds a mix of domestic stocks of companies of all sizes, foreign stocks, and bonds of varying maturities and credit qualities. When changes in financial and economic conditions affect the relative attractiveness of the markets in which those underlying funds are invested, we will adjust these percentages up and down by up to 15 percent. For example, we would increase the fund's fixed income holdings whenever we believe the equity markets will decline, or reduce the fund's holdings in the International Equity Fund when we believe foreign markets are unusually volatile.

SPECIAL INVESTMENT
RISKS The fund shares the risks of the funds it invests in. For its investments in the International Equity Fund, it is subject to the special risks of foreign investing. The fund's investments in the Growth Equity Fund are subject to the risk that stocks of smaller, lesser-known companies whose stock prices may fluctuate more than those of larger companies. Investments in the Growth & Income Fund are subject to the risk that stocks paying relatively high dividends may significantly underperform other stocks during periods of rapid market appreciation. For the fund's investments in the Bond PLUS and High-Yield Bond Funds, it is subject to the risks of investments in non-investment grade securities (also called "high-yield" or "junk" bonds) and in mortgage-backed securities. Because the Managed Allocation Fund invests in the securities of a limited number of other mutual funds, it is considered "nondiversified" for purposes of the 1940 Act. However, the funds in which the Managed Allocation Fund invests are themselves considered diversified investment companies.

WHO MAY WANT TO INVEST              The fund may be appropriate for investors
                                    who prefer to have their asset allocation decisions made by professional money managers. The fund is suitable for investors with medium to long-term time horizons and who seek broad diversification. The risk of investing in the fund relative to its potential rewards is moderate.

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BOND PLUS FUND

INVESTMENT OBJECTIVE                The fund seeks a favorable long-term return,
                                    primarily through high current income
                                    consistent with preserving capital.

PRINCIPAL INVESTMENT
STRATEGIES                          The fund's portfolio is divided into two
                                    segments. The first segment, which makes up at least 75 percent of the fund, is invested primarily in a broad range of the debt securities in the Lehman Brothers Aggregate
                                    Bond Index. The majority of this segment is invested in U.S. Treasury and Agency securities, corporate bonds and mortgage-backed securities. The fund is managed to track the duration of the Lehman
                                    Index. (Duration is a measure of the change in the value of a bond portfolio in response to a change in interest rates.) The fund holds mainly investment grade securities rated in the top four credit categories by Moody's or Standard & Poor's. The fund will overweight or underweight individual securities or sectors as compared to their weight in the Lehman Index depending on where we find undervalued, overlooked or misunderstood issues that we believe offer the potential for superior returns. The fund's second segment seeks enhanced returns through investments in illiquid securities
                                    (such as "Rule 144A" private placements) or non-investment grade securities, but investments in illiquid securities won't be more than 15 percent of the fund's assets.

SPECIAL  INVESTMENT
RISKS The fund is subject to general interest rate risk, credit risk and current income risk for fixed income securities. Interest rate risk is the possibility that prices of bonds held by the fund may decline if interest rates rise. For example, if interest rates rise by 1 percent, the market value of a portfolio with a duration of 5 years would decline by approximately 5 percent. Investments in mortgage-backed securities are subject to extension and prepayment risk. Extension risk is the risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security's value. Prepayment risk is the possibility that a decline in interest rates causes the holders of the underlying mortgages to pay off their mortgage loans sooner than expected. If that happened, the fund would have to reinvest the amounts that had been invested in the mortgage-backed securities, possibly at a lower rate of return.

                                    Non-investment grade securities (also called
                                    "high-yield" or "junk" bonds) involve higher risks than investment grade bonds. Their issuers may be less creditworthy and/or have a higher risk of becoming insolvent. The fund's investments in illiquid securities may be difficult to sell for their fair market value.

WHO MAY WANT TO INVEST              The fund may be appropriate for more
                                    conservative investors who want to invest in a general bond fund that has the potential for a higher yield and a slightly higher level of risk than a traditional bond fund.
                                    The risk of investing in the fund relative to its potential rewards is low to moderate.

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SHORT-TERM BOND FUND

INVESTMENT OBJECTIVE                The fund seeks high current income
                                    consistent with preservation of capital.

PRINCIPAL INVESTMENT
STRATEGIES                          The fund invests primarily in a broad range
                                    of debt securities that make up the Lehman
                                    Brothers Mutual Fund Short (1-5 year)
                                    Government/Corporate Index. These are
                                    primarily U.S. Treasury and Agency
                                    securities and corporate bonds with 1-5 year maturities. The fund can also hold foreign corporate bonds, debentures and notes, mortgage-backed securities, asset-backed securities, convertible securities and preferred stocks. The fund is managed to track the duration of the Lehman Index.
                                    (Duration is a measure of the change in the value of a bond portfolio in response to a change in interest rates.) The fund may overweight or underweight individual securities or sectors as compared to their weight in the Lehman Index, or hold securities not in the index, depending on where we find undervalued, overlooked or misunderstood issues that we believe offer the potential for superior returns.

SPECIAL INVESTMENT RISKS            The fund is subject to general interest rate
                                    risk, credit risk and current income risk for fixed income securities. Interest rate risk is the possibility that prices of bonds held by the fund may decline if interest rates rise. For example, if interest rates rise by 1 percent, the market value of a portfolio with a duration of 2.5 years would decline by approximately 2.5 percent.
                                    Current income risk, the risk that income from the fund's investments will decline if prevailing interest rates decline, is particularly significant for this fund. The fund's investments in mortgage-backed securities are subject to extension and prepayment risk. Extension risk is the risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security's value. Prepayment risk is the possibility that a decline in interest rates causes the holders of the underlying mortgages to pay off their mortgage loans sooner than expected. If that happened, the fund would have to reinvest the amounts that had been invested in the mortgage-backed securities, possibly at a lower rate of return.

WHO MAY WANT TO INVEST              The fund may be appropriate for more
                                    conservative investors who seek to minimize volatility of changes in principal value.
                                    The risk of investing in the fund relative to its potential rewards is low.

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HIGH-YIELD BOND FUND

INVESTMENT OBJECTIVE                The fund seeks high current income and, when
                                    consistent with its primary objective,
                                    capital appreciation.

PRINCIPAL INVESTMENT
STRATEGIES                          The fund invests primarily in lower-rated,
                                    higher-yielding income bearing debt
                                    securities, such as domestic and foreign corporate bonds, debentures, loans and notes, as well as convertible securities and preferred stocks. Under normal market conditions, the fund invests at least 80 percent of its assets in securities rated lower than investment grade (and their unrated equivalents) or other high-yielding securities. These are often called "junk bonds". Most of these investments will be rated in the BB or B categories. The fund may invest up to 20 percent of its assets in the following other types of instruments:
                                    payment in kind or deferred interest
                                    obligations, defaulted securities,
                                    asset-backed securities, securities rated below B- and illiquid securities. The fund can also hold U.S. treasury and agency securities whenever suitable corporate securities aren't available or we want to increase the fund's liquidity. Up to 15 percent of the fund's assets can be invested in securities of foreign issuers.
                                    Investments in illiquid securities will
                                    never be more than 15 percent of the fund's assets. The securities the fund owns will usually have maturities of ten years or less.

SPECIAL INVESTMENT RISKS            The fund is subject to above-average
                                    interest rate risk and credit risk.
                                    Investors should expect greater fluctuations in share price, yield and total return compared to mutual funds holding bonds and other income bearing securities with higher credit ratings and/or shorter maturities.
                                    These fluctuations, whether positive or
                                    negative, may be sharp and unanticipated.
                                    During the periods when the market for
                                    high-yield securities is volatile, it may be difficult for the fund to buy or sell its securities. This fund entails a significantly higher level of risk of loss of invested funds than bond funds that don't invest primarily in lower-rated debt securities.

                                    Issuers of "junk" bonds are typically in weak financial or operational health and their ability to pay interest and principal is uncertain. Compared to issuers of investment grade securities, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. "Junk" bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.

                                    Current income risk can also be significant for this fund. The fund's investments in illiquid securities may be difficult to sell for their fair market value.

WHO MAY WANT TO INVEST              The fund may be appropriate for less
                                    conservative investors who want to invest in an income fund that has a potential for a significantly higher yield than funds investing primarily in investment grade securities and who are willing to accept a significantly higher level of risk. The fund may also be appropriate for investors who seek additional diversification for their portfolios, since in the past the returns for high-yield bonds have not correlated closely with the returns from other types of assets. The risk of investing in the fund relative to its potential rewards is moderate.

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TAX-EXEMPT BOND FUND

INVESTMENT OBJECTIVE                The fund seeks a high level of current
                                    income that is exempt from regular federal income tax, consistent with preservation of capital.

PRINCIPAL INVESTMENT
STRATEGIES                          The fund invests primarily in investment
                                    grade municipal securities, the interest on which is exempt from regular federal income tax (I.E., excludable from gross income for individuals for federal income tax purposes). Under normal market conditions, the fund invests almost all of its assets in municipal securities. It can invest up to 20 percent of its assets in private activity bonds. The interest from private activity bonds and the fund's distribution of that interest may be a preference item for purposes of the federal alternative minimum tax. The fund invests in intermediate and long-term securities with remaining maturities at the time of purchase from three to thirty years. We expect the fund to maintain an average duration of approximately 7 years. (Duration is a measure of the change in the value of a bond portfolio in response to a change in interest rates.) The fund may invest up to 20 percent of its assets in non-investment grade securities such as "junk" bonds or in nonrated securities.

SPECIAL INVESTMENT RISKS            The fund is subject to interest rate risk --
                                    that is, prices of bonds held by the fund may decline if interest rates rise. For example, if interest rates rise by 1 percent, the market value of a portfolio with a duration of 5 years would decline by approximately 5 percent. Because of their tax-exempt status, the yields and market values of municipal securities may be hurt more by changes in tax rates and policies than similar taxable income bearing securities. Non-investment grade securities involve higher risks than investment grade bonds. Their issuers may be less creditworthy and/or have a higher risk of becoming insolvent.

                                    The fund's investments in mortgage-backed securities are subject to extension and prepayment risk. Extension risk is the risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security's value. Prepayment risk is the possibility that a decline in interest rates may cause the holders of the underlying mortgages to pay off their mortgage loans sooner than expected. If that happened, the fund would have to reinvest the amounts that had been invested in the mortgage-backed securities, possibly at a lower rate of return.

WHO MAY WANT TO INVEST              The fund may be appropriate for investors
                                    who seek tax-free income and some capital appreciation and can assume a slightly higher level of risk than traditional income funds. The risk of investing in the fund relative to its potential rewards is low to moderate.

MONEY MARKET FUND

INVESTMENT OBJECTIVE                The fund seeks high current income
                                    consistent with maintaining liquidity and preserving capital.

PRINCIPAL INVESTMENT
STRATEGIES                          The fund invests primarily in high quality
                                    short-term money market instruments. It
                                    limits its investments to securities that present minimal credit risk and are rated in the highest rating categories for short-term instruments.


SPECIAL INVESTMENT RISKS            The fund is subject to current income
                                    volatility - that is, the income received by the fund may decrease as a result of a decline in interest rates.

WHO MAY WANT TO INVEST              The fund may be suitable for conservative
                                    investors who are looking for a high degree of principal stability and liquidity and are willing to accept returns that are lower than those offered by longer-term investments. The risk of investing in the fund relative to the potential rewards is very low.


AN INVESTMENT IN THE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE MONEY MARKET FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

PAST PERFORMANCE


         THE BAR CHARTS AND PERFORMANCE TABLE HELP ILLUSTRATE SOME OF THE RISKS OF INVESTING IN THE FUNDS, AND HOW INVESTMENT PERFORMANCE VARIES. (WE HAVE NOT PROVIDED ANY INFORMATION FOR THE NEW FUNDS, WHICH DON'T YET HAVE A PERFORMANCE HISTORY.) THE BAR CHARTS SHOW EACH FUND'S PERFORMANCE IN 1998 AND 1999, AND BELOW THE CHART WE NOTE EACH FUND'S BEST AND WORST RETURNS FOR A CALENDAR QUARTER SINCE THE FUNDS' INCEPTION ON SEPTEMBER 2, 1997. THE PERFORMANCE TABLE SHOWS EACH FUND'S RETURNS OVER THE 1999 CALENDAR YEAR AND SINCE INCEPTION, AND HOW THOSE RETURNS COMPARE TO THOSE OF BROAD-BASED SECURITIES MARKET INDEXES. HOW THE FUNDS HAVE PERFORMED IN THE PAST IS NOT NECESSARILY AN INDICATION OF HOW THEY WILL PERFORM IN THE FUTURE.




INTERNATIONAL EQUITY FUND.


                                  [bar charts]

                              %                     %
                           1998                  1999

Since the fund's registration, the highest return for a quarter was        %,
for the quarter ended       , and the lowest return for a quarter was      %,
for the quarter ended                               .

GROWTH EQUITY FUND.

                                  [bar charts]

                              %                     %
                           1998                  1999
Since the fund's registration, the highest return for a quarter was %, for the
quarter ended      , and the lowest return for a quarter was  %, for the quarter ended.


GROWTH & INCOME FUND.

                                  [bar charts]

                              %                     %
                           1998                  1999
Since the fund's registration, the highest return for a quarter was      %, for
the quarter ended      , and the lowest return for a quarter was        % , for
the quarter ended .

MANAGED ALLOCATION FUND.

                                  [bar charts]

                              %                     %
                           1998                  1999

Since the fund's registration, the highest return for a quarter was       % ,
for the quarter ended      , and the lowest return for a quarter was       %,
for the quarter ended.

BOND PLUS FUND.

                                  [bar charts]

                              %                     %
                           1998                  1999

Since the fund's registration, the highest return for a quarter was         %,
for the quarter ended      , and the lowest return for a quarter was        %,
for the quarter ended.

MONEY MARKET FUND.

                                  [bar charts]

                              %                     %
                           1998                  1999

Since the fund's registration, the highest return for a quarter was        % ,
for the quarter ended      , and the lowest return for a quarter was    % , for
 the quarter ended.

                          AVERAGE ANNUAL TOTAL RETURNS

                                                                                                Since inception
                                                                         One year               (September 2, 1997 to
                                                         (January 1, 1999 to December 31,       December 31, 1999)
                                                                          1999)
 International Equity Fund                                                      %                            %
         Morgan Stanley Capital International EAFE (Europe,                     %                            %
         Australia and Far East) Index
 Growth Equity Fund                                                             %                            %
         Russell 3000(R)Growth Index                                            %                            %
 Growth & Income Fund                                                           %                            %
         S&P 500 Stock Index                                                    %                            %
 Managed Allocation Fund                                                        %                            %
         Morgan Stanley Capital International EAFE Index                        %                            %
         S&P 500 Stock Index                                                    %                            %
         Lehman Brothers Aggregate Bond Index                                   %                            %
         Composite Index (12% Morgan Stanley EAFE, 48%
         S&P 500 Stock Index and 40% Lehman Brothers
         Aggregate Bond Index)                                                  %                            %
 Bond PLUS Fund                                                                 %                            %
         Lehman Brothers Aggregate Bond Index                                   %                            %
 Money Market Fund                                                              %                            %
         IBC Money Fund Report - All Taxable Average                            %                            %


For the Money Market Fund's most current 7-day yield, please call us at 800 223-1200.

FEES AND EXPENSES


         This table describes the fees and expenses that you pay if you buy and hold shares of the funds.


SHAREHOLDER FEES
         (fees paid directly from your investment)

         Maximum Sales Charge Imposed on Purchases
                  (as a percentage of offering price) ........................0%
         Maximum Deferred Sales Charge........................................0%
         Maximum Sales Charge Imposed on
                  Reinvested Dividends........................................0%
         Redemption Fee  .....................................................0%
         Exchange Fee ........................................................0%

ANNUAL FUND OPERATING EXPENSES

         (expenses that are deducted from  fund assets)

                                         Management         Other          Total Fund       Fee       Net
                                             Fee           Expenses        Operating      Waiver    Current
                                                                            Expenses        (1)      Fees
        International Equity               0.99%             0              0.99%         0.50%       0.49%
        Fund

        Growth Equity Fund                 0.95%             0              0.95%         0.50%       0.45%

        Growth & Income                    0.93%             0              0.93%         0.50%       0.43%
        Fund

        Equity Index Fund                                    0

        Social Choice Equity                                 0
        Fund

        Managed Allocation                 0.89%             0              0.89%         0.50%       0.39%
        Fund(2)

        Bond PLUS Fund                     0.80%             0              0.80%         0.50%       0.30%

        Short-Term Bond                                      0
        Fund

        High-Yield Bond Fund                                 0

        Tax-Exempt  Bond
        Fund

        Money Market Fund                  0.79%             0              0.79%         0.50%       0.29%

         (1) Teachers Advisors, Inc. ("Advisors"), the investment advisor for the funds, has agreed to waive a portion of its fee for managing each fund (other than the Managed Allocation Fund, which doesn't pay a management fee). This waiver is contractual and will remain in effect until July 1, 2003.

         (2) Teachers Advisors does not receive a management fee for its services to the Managed Allocation Fund. However, shareholders in the Managed Allocation Fund will indirectly bear their pro rata share of the fees and expenses incurred by the funds in which the Managed Allocation Fund invests. The expenses in the table are based on a typical asset mix for the Managed Allocation Fund: 24 percent Growth Equity Fund, 24 percent Growth & Income Fund, 12 percent International Equity Fund and 40 percent Bond PLUS Fund.

EXAMPLE


         This example is intended to help you compare the cost of investing in the TIAA-CREF Mutual Funds with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in a fund for the time periods indicated beginning on [THE DATE OF THIS PROSPECTUS] and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year and that the funds' operating expenses remain the same. A portion of the investment management fee has been waived through July 1, 2003. The example reflects the expiration of the waiver at that time. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
                                          1            3          5         10
                                         Year        Years      Years     Years

         International Equity Fund        $           $          $         $

         Growth Equity Fund               $           $          $         $

         Growth & Income Fund             $           $          $         $

         Equity Index Fund                $           $          $         $

         Social Choice Equity Fund        $           $          $         $

         Managed Allocation Fund (1)      $           $          $         $

         Bond PLUS Fund                   $           $          $         $

         Short-Term Bond Fund             $           $          $         $

         High-Yield Bond Fund             $           $          $         $

         Tax-Exempt Bond Fund             $           $          $         $

         Money Market Fund                $           $          $         $

         (1) The Managed Allocation Fund itself has no expense charges. However, shareholders in the Managed Allocation Fund will indirectly bear their pro rata share of the fees and expenses incurred by the funds in which the Managed Allocation Fund invests. The expenses in the table are based on a typical asset mix for the Managed Allocation Fund: 24 percent Growth Equity Fund, 24 percent Growth & Income Fund, 12 percent International Equity Fund and 40 percent Bond PLUS Fund.

 MORE INFORMATION ABOUT THE FUNDS

         Each fund is a separate series of the TIAA-CREF Mutual Funds, with its own distinct investment objective. The following section provides more information about the investment objectives, the principal investment strategies and techniques each fund uses to accomplish its objective, the principal types of securities each fund plans to purchase, and the risks involved in an investment in a fund. These policies and techniques are not fundamental and may be changed by the Board of Trustees without shareholder approval. However, we'll notify you of any significant changes. For more details about the funds' policies and restrictions, see the Statement of Additional Information (SAI).


         There's no guarantee that any fund will meet its investment objective.



GENERAL INVESTMENT RISKS

         To varying degrees, the funds are all subject to several general types of risks.

         o One is market risk -- volatility in the prices of securities due to changing conditions in the financial markets.

         o Another is interest rate risk, which is the risk that a debt instrument's value will decline if interest rates change. A rise in interest rates usually causes the market value of fixed-rate securities to go down, while a rate decline usually results in an increase in the market values of those securities.

         o Income funds are subject to current income risk, which is the possibility that falling interest rates will cause the fund's income to decline.

         o Another kind of risk is company risk. For stocks or other equity securities, it comes from the possibility that current earnings will fall or that overall financial soundness will decline, reducing the security's value. For bonds and other income-producing securities, company risk (also called credit risk) comes from the possibility the issuer won't be able to pay principal and interest when due.

         o Another risk is foreign investment risk. Investing in securities traded on foreign exchanges or in foreign markets can involve risks beyond those of domestic investing. These include: 1) changes in currency exchange rates; 2) possible imposition of market controls or currency exchange controls; 3) possible imposition of withholding taxes on dividends and interest; 4) possible seizure, expropriation, or nationalization of assets; 5) more limited foreign financial information or difficulty in interpreting it because of foreign regulations and accounting standards; 6) the lower liquidity and higher volatility in some foreign markets; 7) the impact of political, social, or diplomatic events; 8) the difficulty of evaluating some foreign economic trends; or 9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.


THE EQUITY FUNDS

THE DUAL INVESTMENT MANAGEMENT STRATEGYsm


         The International Equity Fund, Growth Equity Fund and Growth & Income Fund use TIAA-CREF's Dual Investment Management Strategy. The Dual Investment Management Strategy works like this:

         We divide a fund into two separate subportfolios called the "Stock Selection" subportfolio and the "Enhanced Index" subportfolio. The relative sizes of these two segments vary as we shift money between them in response to investment opportunities.

          The Stock Selection subportfolio holds a relatively small number of stocks that we believe offer superior returns. We will usually use fundamental analysis to select individual stocks or sectors for investment in the Stock Selection subportfolio. Each fund's stock selection subportfolio is described further below.

         Money that is not invested in a fund's Stock Selection subportfolio goes to its Enhanced Index segment. Here the goal is two-fold: 1) to outperform each fund's benchmark index and (2) to limit the possibility of significantly underperforming that benchmark. The funds' managers attempt to outperform the benchmark indexes by over- or under-weighting many stocks in the index by small amounts, based on proprietary stock scoring models. In other words, a fund will hold more or less of some stocks than its benchmark index. The managers attempt to control the risk of underperforming the benchmarks by maintaining the same overall financial characteristics (such as volatility, dividend yield and industry weights) as the benchmarks.

         The Dual Investment Strategy enables the funds to stay invested even when we cannot find sufficient investment opportunities for the Stock Selection portfolio.

         The benchmarks for each fund's Enhanced Index subportfolio currently are as follows:

Growth & Income          S&P 500 Composite Stock Index

International Equity     Morgan Stanley  EAFE(R)(Europe, Australasia, Far East)
                         Index

Growth Equity            Russell 3000(R) Growth Index

Using these indexes is not a fundamental policy of the TIAA-CREF Mutual Funds, so we can substitute other indexes without shareholder approval. We'll notify you before we make such a change.

THE INTERNATIONAL EQUITY FUND


         The INTERNATIONAL EQUITY FUND seeks a favorable long-term return, mainly through capital appreciation, from a broadly diversified portfolio that consists primarily of foreign equity investments. The fund intends to always have at least 80 percent of its assets in equity securities of companies located in at least three different countries, other than the United States.

          For the Stock Selection subportfolio, we select individual stocks and let the fund's country and regional asset allocation evolve from that stock selection. We do, however, regularly monitor the fund's sector and country exposure in order to control risk.

         The fund looks for companies of all sizes with
         o sustainable growth
         o focused management with successful track records
         o unique and easy to understand franchises (brands)
         o undervalued stock prices based on current earnings, assets, and long-term growth prospects
         o consistent generation of free cash flow

         SPECIAL INVESTMENT RISKS. The fund is subject to the general investment risks described on page . Foreign investment risk is the most significant risk for this fund. The risks associated with foreign investment often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile. In addition, foreign investors are subject to a variety of special restrictions in many emerging countries. The fund's exposure to emerging markets is currently limited to those investments that the Enhanced Index subportfolio uses to track the performance of the emerging markets segment of the Morgan Stanley EAFE(R) Index.


THE GROWTH EQUITY FUND


         The GROWTH EQUITY FUND seeks a favorable long-term return, mainly through capital appreciation, primarily from a diversified portfolio of common stocks that present the opportunity for exceptional growth. Normally, the fund will have at least 80 percent of total assets in equity securities that have the potential for capital appreciation.

         The fund uses the Dual Investment Management Strategy. The fund's Stock Selection subportfolio can invest in companies of all sizes, including companies in new and emerging areas of the economy and companies with distinctive products or promising market conditions. We choose individual investments based on a company's prospects under current or forecasted economic, financial and market conditions, looking for companies we believe have the potential for strong earnings or sales growth, or that appear to be undervalued based on current earnings, assets, or growth prospects.


         The fund can also invest in large, well-known, established companies, particularly when we believe they have new or innovative products, services, or processes that enhance future earnings prospects. The fund can also invest in companies in order to benefit from prospective acquisitions, reorganizations, or corporate restructurings or other special situations.

         The Growth Equity Fund can buy foreign securities and other instruments if we believe they have superior investment potential. Depending on investment opportunities, the fund may have from 0 to 40 percent of its assets in foreign securities. The securities will be those traded on foreign exchanges or in other foreign markets and may be denominated in foreign currencies or other units of account.


         SPECIAL INVESTMENT RISKS. The fund is subject to the general investment risks described on page . There are also special risks to investing in growth stocks. The fund may at times hold a significant amount of stocks of smaller, lesser-known companies. Their stock prices may fluctuate more than those of larger companies because smaller companies may depend on narrow product lines, have limited track records, lack depth of management, or have thinly-traded securities. Also, stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. Accordingly, the Growth Equity Fund will probably be more volatile than the overall stock market, and it could significantly outperform or underperform the stock market during any particular period.

THE GROWTH & INCOME FUND

         The GROWTH & INCOME FUND seeks a favorable long-term return through capital appreciation and investment income, primarily from a broadly diversified portfolio of common stocks. Normally, at least 80 percent of the fund's portfolio will be in income-producing equity securities selected for their investment potential.

          The fund invests in a broadly diversified portfolio of common stocks. The fund's Stock Selection subportfolio concentrates on individual companies rather than sectors or industries. The fund looks for stocks of larger, well-established, mature growth companies, which we believe are fairly priced, show the potential to grow faster than the rest of the market, and offer a growing stream of dividend income. In particular, we look for companies that are leaders in their industries, with premium product lines. We also look for companies with shareholder-oriented managements dedicated to creating shareholder value. The fund may also invest in rapidly growing smaller companies. It can have up to 20 percent of assets in foreign securities.

         SPECIAL INVESTMENT RISKS. The fund is subject to the general investment risks described on page . In addition, there are special risks associated with investments in stocks paying relatively high dividends. These stocks may significantly underperform other stocks during periods of rapid market appreciation.

THE EQUITY INDEX FUND

         The EQUITY INDEX FUND seeks a favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the U.S., as represented by the Russell 3000(R), a broad market index.

         Although the fund invests in stocks in the Russell 3000 Index, it doesn't invest in all 3,000 stocks in the index. Rather, we use a sampling approach to create a portfolio that closely matches the overall investment characteristics (for example, yield and industry weight) of the index. This means that a company can remain in the fund even if it performs poorly, unless the company is removed from the Russell 3000.

         Using the Russell 3000 Index isn't fundamental to the fund's investment objective and policies. We can change the index used in this fund at any time and will notify you if we do so.

         The fund can also invest in securities and other instruments, such as futures, whose return depends on stock market prices. We select these instruments to attempt to match the total return of the Russell 3000 but may not always do so.

         The Russell 3000 Index is an unmanaged index of stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. Russell 3000 companies represent about 98 percent of the total market capitalization of the publicly traded U.S. equity market. The market capitalization of the individual companies in the index ranged from $__ million to $___ billion with an average of $___ billion as of December 31, 1999. The Frank Russell Company determines the composition of the index based only on market capitalization and can change its composition at any time. The Russell 3000 Index is not a mutual fund and you cannot invest directly in the index.

         SPECIAL INVESTMENT RISKS: The fund is subject to the general investment risks described on page . In addition, there are special risks associated with indexed investing. The fund attempts to closely track the Russell 3000 Index and changes are made to its holdings to reflect changes in the index. However, the fund doesn't invest in all 3,000 stocks in the index, so we can't guarantee that the performance of the fund will match that of the index. Also, the fund's returns, unlike those of the index, are reduced by investment and other operating expenses. The stock prices of smaller, lesser-known companies, which make up a small part of the index, may fluctuate more than those of larger companies because smaller companies may depend on narrow product lines, have limited track records, lack depth of management, or have thinly-traded securities.

THE SOCIAL CHOICE EQUITY FUND

         The SOCIAL CHOICE EQUITY FUND seeks a favorable long-term rate of return that reflects the investment performance of the U.S. stock market while giving special consideration to certain social criteria. Normally, at least 80 percent of the fund's assets will be invested in common stocks.

         The fund attempts to track the return of the U.S. stock market as represented by the Standard & Poor's 500 Index. It does this primarily by investing in S&P 500 companies that are not excluded by the fund's social criteria, so that the fund's portfolio approaches the overall investment characteristics (E.G., yield and industry weight) of the S&P 500.

         The fund's social criteria are non-fundamental investment policies. Advisors can change them without the approval of the fund's shareholders. Currently, the fund invests only in companies that do not:

         o engage in activities that result or are likely to result in significant damage to the natural environment;
         o have a significant portion of their business in weapons manufacturing;
         o  produce and market alcoholic beverages or tobacco products;
         o  produce nuclear energy; or
         o have operations in Northern Ireland and have not adopted the MacBride Principles (a fair employment code for U.S. firms operating in Northern Ireland) or have not operated consistently with such principals and in compliance with the Fair Employment Act of 1989 (Northern Ireland).

For the first three criteria, we assess the issuer to decide whether the activity is a "significant" part of its business -- basing our decision on, for example, how large a part of a company's operation the activity involves or how much revenue it brings in. In determining whether a particular actitivity is significant to a company, we do not rely on strict objective criteria, but rather make judgments based on the facts and circumstances pertaining to the company.


         The Corporate Governance and Social Responsibility Committee of our Board of Trustees provides guidance in deciding whether investments meet the social criteria. It uses information from independent organizations such as the Investor Responsibility Research Center, Inc. We'll do our best to make sure the fund's investments meet the social criteria, but we can't guarantee that every holding will always do so. Even if an investment is not excluded by the social criteria, we have the option of excluding it if we decide it is not suitable.

         The fund isn't restricted from investing in any securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The fund can also invest in securities issued by other countries or their agencies and instrumentalities as approved by the Committee on Corporate Governance and Social Responsibility. The fund can also invest up to 15 percent of its assets in foreign securities.

         SPECIAL INVESTMENT RISKS: Because its social criteria exclude some investments, this fund may not be able to take advantage of the same opportunities or market trends as do the funds that don't use such criteria.

ADDITIONAL INVESTMENT STRATEGIES FOR THE EQUITY FUNDS

         Each equity fund may also buy and sell options, futures contracts, and options on futures. We intend to use options and futures primarily for hedging or for cash management. To manage currency risk, the equity funds can also enter into forward currency contracts, and buy or sell options and futures on foreign currencies.

         The equity funds can also invest in newly developed financial instruments, such as equity swaps (including arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these are consistent with a fund's investment objective and restrictions.



THE MANAGED ALLOCATION FUND

         The MANAGED ALLOCATION FUND seeks favorable returns that reflect the broad investment performance of the financial markets through capital appreciation and investment income. The Managed Allocation Fund will pursue this goal primarily through investments in TIAA-CREF Mutual Funds' other investment funds, each of which is described in this prospectus.

         Normally, about 60 percent of the Managed Allocation Fund's assets will be in shares of the Growth & Income, International Equity and Growth Equity Funds, and about 40 percent will be in shares of the Bond PLUS, Short-Term Bond and High Yield Bond Funds. As a result, the fund's returns reflect investments in a mix of domestic stocks of companies of all sizes, foreign equities, and a variety of fixed income instruments of varying maturities and credit qualities. To maintain an appropriate allocation among the underlying funds, we monitor the foreign and domestic equity and fixed-incomed markets, as well as overall financial and economic conditions. If the relative attractiveness of the markets in which the underlying funds are invested changes, we can adjust the percentage investments in the underlying funds up and down by up to 15 percent.

         The composition of the fund's fixed income portion will vary depending on the shape of the yield curve. This means that when there is not much difference between the yields on short term and longer term bonds, the fund will increase its investments in the Short-Term Bond Fund. The fund will have less than 5% of assets in the High-Yield Bond Fund.

         The fund might sometimes be even more heavily weighted toward equities or fixed income, if we believe market conditions warrant it. For example, we would increase the fund's holdings in the fixed income funds in periods where we believe the equity markets will decline, or reduce the fund's holdings in the International Equity Fund when we believe foreign markets are unusually volatile.

         For flexibility in meeting redemptions, expenses, and the timing of new investments, and as a short-term defense during periods of unusual volatility, the fund can also invest in government securities (as defined in the Investment Company Act of 1940 [the "1940 Act"]), short-term paper, or shares of the Money Market Fund. For temporary defensive purposes, the Managed Allocation Fund may invest without limitation in such securities. We can't guarantee that this strategy will be successful.


         INVESTMENT RISKS. The Managed Allocation Fund shares the risks of the funds it invests in. For more about these risks, see the "Investment Risks" sections of the International Equity, Growth Equity and Bond PLUS Funds, as well as general investment risks described on page .


          Because the Managed Allocation Fund invests in the securities of a limited number of other mutual funds, it is considered "nondiversified" for purposes of the 1940 Act. Sometimes nondiversified funds have special risks. However, the funds in which the Managed Allocation Fund invests are themselves considered diversified investment companies.

         It is possible that the interests of the Managed Allocation Fund could diverge from the interests of one or more of the funds in which it invests (underlying funds). That could create a conflict of interest between the Managed Allocation Fund and its underlying funds, in which case it could be difficult for the TIAA-CREF Mutual Funds Board of Trustees and officers to fulfill their fiduciary duties to each fund. The Board believes it has structured each fund to avoid these concerns. However, it is still possible that sometimes proper action for the Managed Allocation Fund could hurt the interests of any underlying fund, or vice versa. If that happens, Teachers Advisors and the Board and officers of TIAA-CREF Mutual Funds will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict. Teachers Advisors and the TIAA-CREF Mutual Funds' Board and officers will in any case closely and continuously monitor each fund's investments to avoid these concerns as much as possible.



THE FIXED INCOME FUNDS

THE BOND PLUS FUND

         The BOND PLUS FUND seeks a favorable long-term return, primarily through high current income consistent with preserving capital. Normally, at least 80 percent of the fund's assets will be invested in bonds.

         The fund is managed to track the duration of the Lehman Brothers Aggregate Bond Index. Duration is a measurement of the change in the value of a bond portfolio in response to a change in interest rates. As of December 31, 1999, the duration of the index was 4.92 years. By keeping the fund's duration close to the Lehman Index's duration, the fund's returns due to changes in interest rates should be similar to the index's returns due to changes in interest rates.

         The fund's portfolio is divided into two segments. The first segment, which makes up at least 75 percent of the fund, is invested primarily in a broad range of the debt securities in the Lehman Index. The majority of this segment is invested in U.S. Treasury and Agency securities, corporate bonds and mortgage-backed securities. The fund's holdings are mainly high-quality securities rated in the top four credit categories by Moody's or Standard & Poor's, or that we determine are of comparable quality. The fund will overweight or underweight individual securities or sectors as compared to their weight in the Lehman Index depending on where we find undervalued, overlooked or misunderstood issues that we believe offer the potential for superior returns compared to the Lehman index. This segment can make foreign investments, but we don't expect them to exceed 15 percent of the fund's assets. The fund can also invest in money market instruments.

          The other segment of the fund is invested in securities with special features, in an effort to improve the fund's total return. This segment primarily will be invested in illiquid securities (such as "Rule 144A" private placements) or non-investment grade securities (those rated Ba1 or lower by Moody's or BB+ or lower by Standard & Poor's). Currently this part of the fund has less than 5 percent of the fund's assets, but if market conditions warrant it could grow as large as 25 percent. However, investments in illiquid securities will never be more than 15 percent of the fund's assets.

         SPECIAL INVESTMENT RISKS. Non-investment grade securities are usually called "high-yield" or "junk" bonds. Lower-rated bonds offer higher returns but also entail higher risks. Their issuers may be less creditworthy or have a higher risk of becoming insolvent. Small changes in the issuer's creditworthiness can have more impact on the price of lower-rated bonds than would comparable changes for investment grade bonds. Lower-rated bonds can also be harder to value or sell, and their prices can be more volatile than the prices of higher-quality securities.

         Bear in mind that all these risks can also apply to the lower levels of "investment grade" securities, for example, Moody's Baa and S&P's BBB. Also, securities originally rated "investment grade" are sometimes downgraded later on, should a ratings service believe the issuer's business outlook or creditworthiness has deteriorated. If that happens to a security in the Bond PLUS Fund, it may or may not be sold, depending on our analysis of the issuer's prospects. However, the fund won't purchase below-investment-grade securities if that would increase their amount in the portfolio above our current investment target. We don't rely exclusively on credit ratings when making investment decisions because they may not alone be an accurate measure of the risk of lower-rated bonds. Instead, we also do our own credit analysis, paying particular attention to economic trends and other market events.

         The fund can hold illiquid securities. The risk of investing in illiquid securities is that they may be difficult to sell for their fair market value.


         The fund's investments in mortgage-backed securities are subject to prepayment and extension risk. Prepayment risk is the possibility that a change in interest rates causes the holders of the underlying mortgages to pay off their mortgage loans sooner than expected. If that happened, the fund would have to reinvest the amounts that had been invested in the mortgage-backed securities, possibly at a lower rate of return. Extension risk is the risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security's value.

THE SHORT-TERM BOND FUND

         The SHORT-TERM BOND FUND seeks high current income consistent with preservation of capital. The fund invests primarily in a broad range of debt securities comprising the Lehman Brothers Mutual Fund Short (1-5 year) Government/Corporate Index. These are primarily U.S. Treasury and equity securities, and corporate bonds with maturities from 1 to 5 years. It can also hold other fixed-income securities. These include foreign corporate bonds, debentures and notes, mortgage-backed securities, asset-backed securities, convertible securities, and preferred stocks. The fund may overweight or underweight individual securities or sectors as compared to their weight in the index where we find undervalued, overlooked or misunderstood issues that we believe offer the potential for superior returns. The fund may also invest in securities that aren't in the index because we believe they offer the potential for superior returns.

         The fund generally seeks to maintain an average duration equal to that of its benchmark, plus or minus 6 months. Duration is a measurement of the change in the value of a bond portfolio in response to a change in interest rates. By keeping the duration of the fund close to the index's duration, the fund's returns due to changes in interest rates should be similar to the index's returns due to changes in interest rates. As of December 31, 1999, the duration of the index was 2.37 years.

         The fund also may invest up to 15 percent of its assets in the securities of foreign issuers. The Short-Term Bond Fund may invest in mortgage-backed securities including pass-through certificates and collateralized mortgage obligations (CMOs). The Short-Term Bond Fund may also invest in principal-only and interest-only mortgage-backed securities and engage in mortgage rolls.

         SPECIAL INVESTMENT RISKS: The fund is subject to general interest rate risk and credit risk for debt and other fixed income securities.

         Mortgage-backed securities in which the fund may invest are subject to extension risk and prepayment risk. Extension risk is the risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security's value. Prepayment risk is the possibility that a change in interest rates causes the holders of the underlying mortgages to pay off their mortgage loans sooner than expected. If that happened, the fund would have to reinvest the amounts that had been invested in the mortgage-backed securities, possibly at a lower rate of return.


THE HIGH-YIELD BOND FUND

         The HIGH-YIELD BOND FUND primarily seeks high current income and, when consistent with its primary objective, capital appreciation. The fund invests primarily in lower-rated, higher-yielding fixed income securities, such as domestic and foreign corporate bonds, debentures, and notes, as well as convertible securities and preferred stocks. Under normal market conditions, the fund invests at least 80 percent of its assets in debt and other fixed income securities rated lower than investment grade (and their unrated equivalents) or other high-yielding securities. (These are often called "junk" bonds). Most of these will be securities rated in the BB or B categories. The fund may invest up to 20 percent of its assets in the following other types of instruments: payment in kind or deferred interest obligations, defaulted securities, asset-backed securities, securities rated lower than B- or B3, and securities having limited liquidity.

         The fund can make foreign investments, but we don't expect them to be over 20 percent of the fund's assets. The fund can have up to 15 percent of its assets in illiquid securities. The fund can also invest in U.S. Treasury and agency securities when other suitable investment opportunities aren't available, or when we want to build the portfolio liquidity.

         The premise of the High-Yield Bond Fund is that over long periods of time, a broadly diversified portfolio of lower-rated, higher-yielding securities should, net of capital losses, provide a higher net return than a similarly diversified portfolio of higher-rated, lower-yielding securities of similar duration. We attempt to minimize the risks of investing in lower-rated securities by:

      o Doing our own credit analysis (independent of the rating agencies). We will buy securities of issuers with a balance of operational and financial risks that we believe make it likely that they will be able to meet their financial obligations

      o Constructing a portfolio of securities diversified by industry, geography, maturity, duration and credit quality

      o Buying or selling particular securities to take advantage of anticipated changes and trends in the economy and financial markets

         Our judgment of the value of any particular security is a function of our experience with lower-rated securities, evaluation of general economic and securities market conditions and the financial condition of the security's issuer. Under some market conditions, the fund may sacrifice potential yield in order to adopt a defensive posture designed to preserve capital.

         Teachers Advisors, the fund's investment advisor, may from time to time share investment research and ideas about high-yield securities with its affiliate, Teachers Insurance & Annuity Association (TIAA). While the fund believes that sharing of information provides benefits to the fund and its shareholders, the fund may at times be prevented from buying or selling certain securities or may need to sell certain securities before it might otherwise do so, in order to comply with the federal securities laws.

SPECIAL INVESTMENT RISKS. The fund is subject to above-average interest rate risk and credit risk. Investors should expect greater fluctuations in share price, yield and total return compared to mutual funds holding bonds and other income bearing securities with higher credit ratings and/or shorter maturities. These fluctuations, whether positive or negative, may be sharp and unanticipated. During the periods when the market for high-yield securities is volatile, it may be difficult for the fund to buy or sell its securities. An investment in this fund is much riskier than an investment in bond funds that don't invest primarily in lower-rated debt securities.

         Issuers of "junk" bonds are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment grade securities, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. "Junk" bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.

         The fund can hold illiquid securities. Illiquid securities may be difficult to sell for their fair market value.

         Current income risk can also be significant for this fund.


THE TAX-EXEMPT BOND FUND

         The TAX-EXEMPT BOND FUND seeks a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital. Under normal market conditions, the fund invests 100 percent of its assets in municipal securities. Municipal securities include bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel for the issuers, is exempt from regular federal income tax (I.E., excludable from gross income for individuals for federal income tax purposes but not necessarily exempt from state or local taxes).

         We pursue superior returns using yield spread and credit analysis to identify and invest in undervalued market sectors and individual securities. We usually sell investments that we believe are overvalued. We generally seek to maintain an average duration in the fund equal to that of its benchmark, the Lehman Brothers 10 Year Municipal Bond Index, of approximately 7 years. Duration is a measure of the change in the value of a bond portfolio in response to a change in interest rates.

         Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation facilities, schools, streets and public utilities such as water and sewer works. Municipal securities include private activity bonds, municipal leases, certificates of participation, municipal obligation components and municipal custody receipts.

         The fund can invest up to 20 percent of its assets in private activity bonds. Private activity bonds are tax-exempt bonds whose proceeds are used to fund private, for-profit organizations. The interest on these securities (including the fund's distribution of that interest) may be a preference item for purposes of the federal alternative minimum tax (AMT). The AMT is a special tax system that ensures that individuals and certain corporations pay at least some federal taxes. Income from securities that are a preference item is included in the computation of the AMT.

         All of the fund's assets are dollar-denominated securities. The fund may invest up to 15 percent of assets in unrated instruments and in lower-rated, higher-yielding securities, such as "junk" bonds.

SPECIAL INVESTMENT RISKS. The fund is subject to general interest rate risk and credit risk for debt and other fixed income securities. The fund also is subject to current income volatility and the related risk that falling interest rates will cause the fund's income to fall as it invests assets at progressively lower rates. As with most income funds, the fund is subject to "call" risk arising from the possibility that during periods of declining interest rates, an issuer of a municipal obligation may call (I.E., retire) a high yielding obligation before its maturity date. This often creates an unanticipated capital gain liability for shareholders and requires the fund to reinvest the proceeds at the lower prevailing interest rate.

         Because of their tax-exempt status, the yields and market values of municipal securities may be hurt more by changes in tax rates and policies than similar taxable income bearing securities.

         Obligations of the issuer to pay the principal and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints on the enforcement of those obligations. There is also the possibility that litigation or other conditions may materially affect the power or ability of the issuer to pay the principal or interest on a municipal obligation when due. Municipal lease obligations and certificates of participation are subject to the added risk that a government lessee will fail to appropriate funds to enable it to make lease payments.

         This may not be an appropriate investment in connection with tax-favored arrangements like IRAs, or if you are in a low tax-bracket.

ADDITIONAL INVESTMENT STRATEGIES FOR THE BOND FUNDS

         The bond funds can invest in mortgage-backed securities. These can include pass-through securities sold by private, governmental and government-related organizations and collateralized mortgage obligations (CMOs). Mortgage pass-through securities are formed when mortgages are pooled together and interests in the pool are sold to investors. The cash flow from the underlying mortgages is "passed through" to investors in periodic principal and interest payments. CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs.

         The bond funds may use a trading technique called "mortgage rolls", in which we "roll over" an investment in a mortgage-backed security before its settlement date in exchange for a similar security with a later settlement date. The fund may also engage in duration-neutral relative value trading, a technique in which we buy and sell government bonds of identical credit quality but different maturity dates in an attempt to take advantage of spread differentials along the yield curve. These techniques are designed to enhance the fund's returns, but they do increase the fund's portfolio turnover rate. However, we don't expect these techniques to significantly raise the fund's capital gains. There are no commissions on purchases and sales of fixed income securities, so increased trading will not raise the fund's expenses.

         The bond funds can invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics, and interest-only mortgage-backed securities are particularly sensitive to prepayment risk, which may also include actual loss of invested funds. Prepayment risk is described below in the Investment Risks section.

          Each bond fund may also buy and sell options, futures contracts, and options on futures. We intend to use options and futures primarily for hedging or for cash management. To manage currency risk, the fixed income funds can also enter into forward currency contracts, and buy or sell options and futures on foreign currencies.

         The bond funds can also invest in recently developed financial instruments, such as swaps and options on swaps ("swaptions"), so long as these are consistent with a fund's investment objective and restrictions.


THE MONEY MARKET FUND

         The MONEY MARKET FUND seeks high current income to the extent consistent with maintaining liquidity and preserving capital.

         We seek to maintain a stable net asset value of $1.00 per share of the Money Market Fund by investing in assets that present minimal credit risk, maintaining an average weighted maturity of 90 days or less, and investing all of the fund's assets in securities or other instruments maturing in 397 days or less. WE CAN'T ASSURE YOU THAT WE WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE FOR THIS FUND.

         The fund will invest primarily in:

      (1) Commercial paper (short-term "IOUs" issued by corporations and others) or variable-rate, floating-rate, or variable-amount securities of domestic or dollar-denominated foreign companies;

      (2) Obligations of commercial banks, savings banks, savings and loan associations, and foreign banks whose latest annual financial statements show more than $1 billion in assets. These include certificates of deposit, time deposits, bankers' acceptances, and other short-term debt;

      (3) Securities issued by or whose principal and interest are guaranteed by the U.S. government or one of its agencies or instrumentalities;

      (4) Other debt obligations with a remaining maturity of 397 days or less issued by domestic or foreign companies;

      (5) Repurchase agreements involving securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, or involving certificates of deposit, commercial paper, or bankers' acceptances;

      (6) Participation interests in loans banks have made to the issuers of (1) and (4) above (these may be considered illiquid);

      (7) Asset-backed securities issued by domestic corporations or trusts;

      (8) Obligations issued or guaranteed by foreign governments or their political subdivisions, agencies, or instrumentalities; and

      (9) Obligations of international organizations (and related government agencies) designated or supported by the U.S. or foreign government agencies to promote economic development or international banking.


         The Money Market Fund will only purchase money market instruments that at the time of purchase are "First Tier Securities,"-- that is, rated within the highest category by at least two nationally recognized statistical rating organizations (NRSROs), or rated within the highest category by one NRSRO if it is the only NRSRO to have issued a rating for the security, or unrated securities of comparable quality. The fund can also invest up to 30 percent of its assets in money-market and debt instruments of foreign issuers denominated in U.S. dollars.


         The above list of investments is not exclusive and the fund may make other investments consistent with its investment objective and policies.


         SPECIAL INVESTMENT RISKS. The principal risk of investing in the Money Market Fund is current income risk - that is, the income the fund receives may fall as a result of a decline in interest rates. To a lesser extent, the fund is also subject to the general risks described above on page .

 TIAA-CREF MUTUAL FUNDS' MANAGEMENT

         Teachers Advisors manages the assets of the TIAA-CREF Mutual Funds, under the supervision of the Funds' Board of Trustees (the Board). Teachers Advisors is a wholly-owned indirect subsidiary of Teachers Insurance and Annuity Association of America (TIAA). It is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940. Teachers Advisors also manages the investments of TIAA-CREF Institutional Mutual Funds, TIAA Separate Account VA-1, the TIAA-CREF Life Funds and the investment portfolio of New York State's College Choice Tuition Savings Plan. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC, the personnel of Teachers Advisors also manage the investment accounts of the College Retirement Equities Fund. Teachers Advisors is located at 730 Third Avenue, New York, NY 10017.

         Teachers Advisors' duties include conducting research, recommending investments, and placing orders to buy and sell securities. Teachers Advisors is also responsible for providing, or obtaining at its own expense, the services needed for the day-to-day operation of each fund. These include distribution, custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing, and ordinary legal services. Teachers Advisors also acts as liaison among the various service providers to the funds, including custodians, portfolio accounting agents, portfolio managers, and transfer agents.

         Under the terms of an Investment Management Agreement between TIAA-CREF Mutual Funds and Teachers Advisors, Teachers Advisors is entitled to an annual fee of 0.99 percent, 0.95 percent, 0.93 percent, percent, percent, 0.80 percent, percent, percent, percent and 0.79 percent of the average daily net assets of the International Equity Fund, the Growth Equity Fund, the Growth & Income Fund, the Equity Index Fund, the Social Choice Equity Fund, the Bond PLUS Fund, the Short-Term Bond Fund, the High-Yield Bond Fund, the Tax-Exempt Bond Fund and the Money Market Fund, respectively. It receives no fee for managing the Managed Allocation Fund. Teachers Advisors currently has voluntarily waived its right to receive that portion of its fee equal to 0.50 percent of the average daily net assets of each fund (other than the Managed Allocation Fund). This waiver is guaranteed to remain in effect until July 1, 2003.

         Each fund is managed by a team of fund managers, whose members are jointly responsible for the day-to-day management of the fund, with expertise in the area(s) applicable to the fund's investments.

         PERSONAL TRADING POLICY

         Personnel of Teachers Advisors and members of their households are limited in trading for their own accounts. Some transactions they make must be reported and approved, and they must send duplicates of all confirmation statements and other account reports to a special compliance unit for review.

                             CALCULATING SHARE PRICE

         We determine the net asset value (NAV) per share , or share price, of a fund on each day the New York Stock Exchange is open for business. We do this when trading closes on all U.S. national exchanges where securities or other investments of a fund are principally traded. We will not price fund shares on days that the New York Stock Exchange is closed. We compute a fund's NAV by dividing the value of the fund's assets, less its liabilities, by the number of outstanding shares of that fund.

         We usually use market quotations or independent pricing services to value securities and other instruments. If market quotations or independent pricing services aren't readily available, we'll use a security's "fair value," as determined in good faith by or under the direction of the TIAA-CREF Mutual Funds' Board of Trustees. We may also use fair value if events that have a significant effect on the value of an investment (as determined in our sole discretion) occur between the time when its price is determined and the time a fund's net asset value is calculated.

         To calculate the Money Market Fund's net asset value per share, we value its portfolio securities at their amortized cost. This valuation method does not take into account unrealized gains or losses on the Fund's portfolio securities. Amortized cost valuation involves first valuing a security at cost, and thereafter assuming an amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the security's market value. While this method provides certainty in valuation, there may be times when the value of a security, as determined by amortized cost, may be higher or lower than the price the Money Market Fund would receive if it sold the security.

         The NAV per share of the Managed Allocation Fund will be based on the NAV per share of each of the underlying funds in which it invests. Therefore, although we will determine the net asset value per share of the Managed Allocation Fund as described above, we cannot price the Managed Allocation Fund's shares until we determine net asset value per share of the underlying funds.

                           DIVIDENDS AND DISTRIBUTIONS

         Each fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the fund and capital gains realized from the sale of securities. The following table shows how often we pay dividends on each fund:



FUND                                                       DIVIDEND PAID

The International Equity Fund                              Annually
The Growth Equity Fund                                     Annually
The Growth & Income Fund                                   Quarterly
The Managed Allocation Fund                                Quarterly
The Equity Index Fund                                      Annually
The Social Choice Equity Fund                              Annually
The Bond PLUS Fund                                         Monthly
The High-Yield Bond Fund                                   Monthly
The Short-Term Bond Fund                                   Monthly
The Municipal Bond Fund                                    Monthly
The Money Market Fund                                      Monthly

         Although we pay dividends monthly from the Money Market Fund, these dividends are calculated and declared daily.

         We intend to pay net capital gains from all funds that have them once a year.


         You can elect from among the following distribution options:

1. REINVESTMENT OPTION, SAME FUND. We'll automatically reinvest your dividend and capital gain distributions in additional shares of the fund. Unless you elect otherwise, this will be your distribution option.

2. REINVESTMENT OPTION, DIFFERENT FUND. We'll automatically reinvest your dividend and capital gain distributions in additional shares of another fund in which you already hold shares.

3. INCOME-EARNED OPTION. We'll automatically reinvest your capital gain distributions, but you will be sent a check for each dividend distribution.

4. CAPITAL GAINS OPTION. We'll automatically reinvest your dividend distributions, but you will be sent a check for each capital gain distribution.

5. CASH OPTION. We'll send a check for your dividend and each capital gain distribution.

         We make distributions for each fund on a per share basis to the shareholders of record on the fund's distribution date. We do this regardless of how long the shares have been held. That means if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution. Cash distribution checks will be mailed within seven days.

                                      TAXES


         As with any investment, you should consider how your investment in any fund will be taxed. However, the information about taxes in this prospectus is general. It won't apply to you if you are investing through a tax-deferred account such as an IRA. Consult your tax advisor if you need more information.

          TAXES ON DISTRIBUTIONS. Unless you are tax-exempt or hold fund shares in a tax-deferred account, you must pay federal income tax, and possibly also state or local taxes, on distributions. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December and paid in January are taxable as if they were paid on December 31 of the prior year.

         For federal tax purposes, income and short-term capital gain distributi ons from a fund are taxed as ordinary income; long-term capital gain distributions are taxed as long-term capital gains. Every January, we will send you and the IRS a statement showing the taxable distributions paid to you in the previous year from each fund. Long-term capital gain distributions are taxed at a maximum rate of 20 percent to all individual investors. Individuals in the 15 percent tax bracket pay 10 percent tax on their long-term capital gains.

         SPECIAL CONSIDERATIONS FOR TAX-EXEMPT BOND FUND SHAREHOLDERS. The Tax-Exempt Bond Fund expects to distribute "exempt-interest dividends." These dividends will be exempt income for regular federal income tax purposes. However, any distributions derived from the fund's net long-term capital gains will ordinarily be taxable to shareholders as long-term capital gains. Any distributions derived from taxable interest income, net short-term capital gains and certain net realized foreign exchange gains will be taxable to shareholders as ordinary income.

         If you borrow money to purchase or hold Tax-Exempt Bond Fund shares, the interest on the money you borrow usually will not be deductible for federal income tax purposes.

         Some of the exempt-interest dividends that the Tax-Exempt Bond Fund pays come from its investments in private activity bonds. These dividends may be an item of tax preference in determining your federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other elements of adjusted gross income in determining whether or not any Social Security or railroad retirement payments you may receive are subject to federal income taxes.

         If you hold shares in the Tax-Exempt Bond Fund for six months or less, and you sell or exchange them for a loss, you can't claim the full amount of that loss for federal income tax purposes if you have received an exempt interest dividend from the fund. The dividend amount must be deducted from the loss you claim.

         TAXES ON SALES OR REDEMPTIONS. When you sell shares in a fund (including exchanges to other funds) you will usually have a capital gain or loss equal to the difference between the your adjusted cost basis in the shares and the cash (or fair market value of other property) you receive from the sale.


         Whenever you sell shares of a fund, we will send you a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

         BACKUP WITHHOLDING. If you provide us with the wrong taxpayer identification number, or fail to certify that the number is correct, we are required to withhold 31percent of the taxable distributions and redemption proceeds from your account. We also may be required to begin backup withholding, if the IRS instructs us to do so.


         "BUYING A DIVIDEND." If you buy shares just before a fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as "buying a dividend." For example, assume you bought shares of a fund for $10.00 per share the day before the fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and you would have to include the $0.25 dividend in your gross income for tax purposes.


         EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on a fund and its investments and these taxes generally will reduce such fund's distributions. If a fund qualifies to pass through a credit or deduction for such taxes paid, an offsetting tax credit or deduction may be available to you. If so, your tax statement will show more taxable income than was actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.


         There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a fund may have to limit its investment in some types of instruments.


         SPECIAL CONSIDERATIONS FOR CORPORATE/INSTITUTIONAL ACCOUNTS. If you are a corporate investor, some of the dividends from net investment income paid by the Growth Equity Fund, Growth & Income Fund, Equity Index Fund and Social Choice Equity Fund usually will qualify for the corporate dividends-received deduction. How much of those dividends qualifies depends on how much qualifying dividend income each fund receives from U.S. sources. Corporate investors seeking to claim this deduction may have to satisfy certain holding period and debt financing restrictions. We expect that little or none of the distributions paid by the other TIAA-CREF Mutual Funds portfolios will qualify for the corporate dividends-received deduction.

               YOUR ACCOUNT: BUYING, SELLING OR EXCHANGING SHARES

TYPES OF ACCOUNTS

         o Individual accounts (for one person) or joint accounts (more than one person)

         o Trust accounts (other than foreign trust accounts).

         o Accounts for a minor child under the Uniform Gift to Minors Act
           (UGMA) or Uniform Transfer to Minors Act (UTMA).

         o Traditional IRAs and Roth IRAs. These accounts let you shelter investment income from federal income tax while saving for retirement.

         o Education IRAs. This account lets you shelter investment income from federal income tax while saving to pay qualified higher education expenses of a designated beneficiary.

         o Corporate/institutional accounts.

For more information about opening an IRA or corporate/institutional account, please call us.

HOW TO OPEN AN ACCOUNT AND MAKE SUBSEQUENT INVESTMENTS

         To open an account, send us a completed application with your initial investment. If you want an application, or if you have any questions or need help completing the application, call one of our consultants at 800 223-1200. You can also download and print the application from our website, www.tiaa-cref.org/mfunds.

         The minimum initial investment is $250 per fund (or $25 if you establish an Automatic Investment Plan). Subsequent investments must be for at least $25. All purchases must be in U.S. dollars and checks must be drawn on U.S. banks.

         We consider all requests for purchases, checks, and other forms of payments to be received when they are received in "good order". (See page __.) We won't accept third party checks for over $10,000.

          TO OPEN AN ACCOUNT BY MAIL Send your check, MADE PAYABLE TO TIAA-CREF MUTUAL FUNDS, and/or application to:

First Class Mail:          The TIAA-CREF Mutual Funds
                           c/o State Street Bank
                           P.O. Box 8009
                           Boston, MA 02266-8009

Overnight Mail:            The TIAA-CREF Mutual Funds
                           c/o State Street Bank
                           66 Brooks Drive
                           Braintree, MA 02184-3839


         TO OPEN AN ACCOUNT BY WIRE Send us your application by mail, then call us to confirm that your account has been established. Instruct your bank to wire money to

                  State Street Bank
                  ABA Number 011000028
                  DDA Number 99052771

         Specify on the wire:

         o The TIAA-CREF Mutual Funds
         o Account registration (names of registered owners), address and Social Security Number(s) or Taxpayer Identification Number
         o Indicate if this is for a new or existing account (provide fund account number if existing)
         o The fund or funds in which you want to invest, and amount per fund to be invested

You can purchase additional shares in any of the following ways:

         BY MAIL Send a check to either of the addresses listed above with an investment coupon from a previous confirmation statement. If you don't have an investment coupon, use a separate piece of paper to give us your name, address, fund account number, and the fund or funds you want to invest in and the amount to be invested in each fund.

         BY AUTOMATIC INVESTMENT PLAN You can make subsequent investments automatically by electing this service on your initial application or later upon request.

         By electing this option you authorize us to take regular, automatic withdrawals from your bank. To begin this service, send us a voided check or savings account investment slip. It will take us about 10 days from the time we receive it to set up your automatic investment plan. You can make automatic investments semi-monthly (on the 1st and 15th of each month or on the next following business day if those days are not business days), monthly or quarterly (on the 1st or 15th of the month). Investments must be for at least $25 per account.

         You can change the date or amount of your investment, or terminate the Automatic Investment Plan, at any time by letter or by telephone. The change will take effect approximately 5 business days after we receive your request.

         BY TELEPHONE Call 800 223-1200. You can make electronic withdrawals from your designated bank account to buy additional TIAA-CREF Mutual Funds shares over the telephone. There is a $100,000 limit on these purchases. Telephone requests can't be modified or canceled.

         All shareholders automatically have the right to buy shares by telephone, except for Education IRA accounts. If you don't want the telephone purchase option, you can indicate this on the application or call us at 800 223-1200 any time after opening your account.

         OVER THE INTERNET. With TIAA-CREF's Inter/ACT system, you can make electronic withdrawals from your designated bank account to buy additional shares over the Internet. There is a $100,000 limit on these purchases. Inter/ACT can be accessed through TIAA-CREF's homepage at www.tiaa-cref.org.

         Before you can use Inter/ACT, you must enter your personally selected Personal Identification Number (PIN) and social security number. Inter/ACT will lead you through the transaction process, and we will use reasonable procedures to confirm that the instructions given are genuine. All transactions over Inter/ACT are recorded electronically. If you don't have a personally selected PIN, call us to get one.

         BY WIRE To buy additional shares by wire, follow the instructions above for opening an account by wire. (You do not have to send us an application again.)

POINTS TO REMEMBER FOR ALL PURCHASES:

o Your investment must be for a specified dollar amount. We can't accept purchase requests specifying a certain price, date, or number of shares; we'll return these investments.

o We reserve the right to reject any application or investment. There may be circumstances when we will not accept new investments in one or more of the funds.

o        If you have a securities dealer (including a mutual fund
         "supermarket"), bank, or other financial institution handle your transactions, they may charge you a fee. Contact them to find out if they impose any other conditions, such as a higher minimum investment requirement, on your transaction.

o If your purchase check does not clear or payment on it is stopped, or if we do not receive good funds through electronic funds transfer, we will treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by any of the funds or Teachers Advisors. If you are already a shareholder, we can redeem shares from any of your account(s) as reimbursement for all losses. We also reserve the right to restrict you from making future purchases in any of the funds. There is a $15 fee for all returned items, including checks and electronic funds transfers.


HOW TO REDEEM SHARES

         You can redeem (sell) your shares at any time. Redemptions must be for at least $250 or the balance of your investment in a fund, if less.


         Usually, we send your redemption proceeds to you on the second business day after we receive your request, but not later than seven days afterwards, assuming the request is in good order (see page __). If you request a redemption of shares shortly after you have purchased those shares by check or automatic investment plan, we will process your redemption but will hold the proceeds for up to 10 calendar days to allow the check or automatic investment to clear.


         We send redemption proceeds to the shareholder of record at his/her address or bank of record. If proceeds are to be sent to someone else, a different address, or a different bank, we will require a letter of instruction with signature guarantee (see page __ ).We can send your redemption proceeds in several different ways: by check to the address of record; by electronic transfer to your bank; or by wire transfer (minimum of $5,000). Before calling, read "Points to Remember When Redeeming," below.

         We can postpone payment if (a) the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the New York Stock Exchange is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

         You can redeem shares in any of the following ways:

         BY MAIL Send your written request to either of the addresses listed in the "How to Open an Account and Make Subsequent Investments" section. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, signature guarantees (if required), and any other required supporting legal documentation. Once mailed to us, your redemption request is irrevocable and cannot be modified or canceled.

         BY TELEPHONE Call 800 223-1200 to redeem shares in amounts under $50,000. Once made, your telephone request cannot be modified or canceled. Telephone redemptions are not available for IRA accounts.

         All shareholders have the telephone redemption option automatically. If you do not want to be able to redeem by telephone, indicate this on your application or call us any time after opening your account.

         BY CHECK If you've elected the Money Market Fund's check writing privilege, you can make redemptions from the Money Market Fund by check. ALL registered account owners must sign a signature card before the privilege can be exercised. You can establish check writing on your account when you apply or later upon request.

         For joint accounts, we require only the signature of any one owner on a check. You can write as many checks as you want, as long as each check is for at least $250. We reserve the right to charge a $10 fee if you write a check for less than $250; if there are insufficient Money Market Fund shares in your account to cover the amount of the check; or for each check you write if you have already written 24 checks in one year.


         You can't write a check to close your TIAA-CREF Money Market Fund account because the value of the fund changes daily as dividends are accrued. You also cannot write a check to redeem shares from the Money Market Fund for 10 days after you have sent us a check or automatic investment plan payment to purchase Money Market Fund shares if your Money Market Fund Account does not otherwise have a sufficient balance to support the redemption check.


         BY SYSTEMATIC REDEMPTION PLAN You can elect this feature only from funds with balances of at least $5,000. We'll automatically redeem enough shares in a particular fund each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days) to provide you with a check or electronic transfer to your bank. You must specify the dollar amount (minimum $250) of the redemption and from which fund you want to redeem shares.

         If you want to set up a systematic redemption plan, contact us and we'll send you the necessary forms. All owners of an account must sign the systematic redemption plan request. Similarly, all owners must sign any request to increase the amount or frequency of the systematic redemptions or a request for payments to be sent to an address other than the address of record. A signature guarantee is required for this address change.

         We can terminate the systematic redemption plan option at any time, although we will notify you if we do. You can terminate the plan or reduce the amount or frequency of the redemptions by writing or calling us. Requests to establish, terminate, or change the amount or frequency of redemptions will become effective within 5 days after we receive your instructions.

Points To Remember When Redeeming.

o        We can't accept redemption requests specifying a certain price or date;
         these requests will be returned.

o If you request a redemption by telephone within 30 days of changing your address, or if you would like the proceeds sent to someone else, you must send us your request in writing with a signature guarantee.

o For redemptions of more than $250,000, we reserve the right to give you marketable securities instead of cash.


HOW TO EXCHANGE SHARES

         You can exchange shares in a fund for shares of any other fund at any time. An exchange is a sale of shares from one fund and a purchase of shares in another fund.

         The minimum investment amounts that apply to purchases also apply to exchanges. In other words, for any account, an exchange to a fund in which you already own shares must be at least

$25, and an exchange to a new fund must be at least $250.

         Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security or Tax Identification Number.

         You can make exchanges in any of the following ways:

         BY MAIL Send a letter of instruction to either of the addresses in the "How to Open an Account and Make Subsequent Investments" section. The letter must include your name, address, and the funds and/or accounts you want to exchange between.

         BY TELEPHONE Call 800 223-1200. Once made, your telephone request cannot be modified or canceled.

         OVER THE INTERNET. You can exchange shares using TIAA-CREF's Inter/ACT system, which can be accessed through TIAA-CREF's homepage at www.tiaa-cref.org. Once made, your Inter/ACT transaction cannot be modified or canceled.

         BY SYSTEMATIC EXCHANGE You can elect this feature only if the balance of the fund from which you are transferring shares is at least $5000. We automatically redeem shares from a specified fund and purchase shares in another fund each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days). You must specify the dollar amount and the funds involved in the exchange. An exchange to a fund in which you already own shares must be for at least $25, and an exchange to a new fund must be for at least $250.

         If you want to set up a systematic exchange, you can contact us and we will send you the necessary forms. All owners of an account must sign the systematic exchange request. Similarly, all account owners must sign any request to increase the amount or frequency of systematic exchanges. You can terminate the plan or change the amount or frequency of the exchanges by writing or calling us. Requests to establish, terminate, or change the amount or frequency of exchanges will become effective within 5 days after we receive your instructions.

Points To Remember When Exchanging

o Make sure you understand the investment objective of the fund you exchange shares into. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.


o To maintain low expense ratios and avoid disrupting the management of each fund's portfolio, we reserve the right to suspend the exchange privilege if you have made more than 12 exchanges within a 12-month period from any fund except the International Equity Fund and the High-Yield Bond Fund. For those funds we reserve the right to suspend the exchange privilege if you make more than 6 exchanges in a 12 month period. We also reserve the right to reject any exchange request and to modify or terminate the exchange option at any time.


o An exchange is considered a sale of securities, and therefore is taxable.

OTHER INVESTOR INFORMATION

         GOOD ORDER Your initial application and later requests for transactions will not be processed until they are received in good order by our transfer agent, Boston Financial Data Services. Good order means that your application is properly completed or your transaction request includes your fund account number, the amount of the transaction (in dollars or shares), signatures of all owners EXACTLY as registered on the account, and any other supporting legal documentation that may be required.

         SHARE PRICE If you buy shares from us directly, the share price we use will be the NAV per share next calculated after Boston Financial Data Services receives your application or request in good order. If you buy shares through an intermediary, such as a securities dealer (including a mutual fund "supermarket"), bank or investment adviser, the share price we use will be the NAV per share next calculated after the intermediary accepts the order. If this occurs before the New York Stock Exchange closes (usually 4:00 p.m., Eastern
Time) your price will be the NAV per share for that day. If it's after the New York Stock Exchange closes, your price will be the NAV per share for the next business day. An intermediary could require you to place an order before 4:00 p.m. to get the NAV per share for that day.

         MINIMUM ACCOUNT SIZE Due to the relatively high cost of maintaining smaller accounts, we reserve the right to redeem shares in any account if, as the result of redemptions, the value of that account drops below $100. You will be allowed at least 60 days, after written notice, to make an additional investment to bring your account value up to at least the specified minimum before the redemption is processed.

         TAX IDENTIFICATION NUMBER You must give us your taxpayer identification number (which, for most individuals, is your social security number) and tell us whether or not you are subject to back-up withholding for prior under-reporting. If you don't furnish your taxpayer identification number, redemptions or exchanges of shares, as well as dividends and capital gains distributions, will be subject to federal (and in a few cases state) tax withholding.

         CHANGING YOUR ADDRESS To change the address on your account, please call us or send us a written notification signed by all registered owners of your account.

         SIGNATURE GUARANTEE For some transaction requests (for example, when you're redeeming shares within 30 days of changing your address, bank or bank account or adding certain new services, such as check writing, to an existing account), we require a signature guarantee of EACH owner of record of an account. This requirement is designed to protect you and the TIAA-CREF Mutual Funds from fraud, and to comply with rules on stock transfers. You can get a signature guarantee from a bank or trust company, savings bank, savings and loan association, or a member of a national stock exchange. A notary public can't provide a signature guarantee. For more information about when a signature guarantee is required, please contact us.

         TRANSFERRING SHARES You can transfer ownership of your account to another person or organization or change the name on your account by sending us written instructions. All registered owners of the account must sign the request and provide signature guarantees. When you change the name on an account, shares in that account are transferred to a new account.


         TRANSFER ON DEATH If you live in certain states, you can designate one or more persons (beneficiaries) to whom your TIAA-CREF Mutual Funds shares can be transferred upon death. You can set up your account with a Transfer On Death
(TOD) registration upon request. (Call us to get the necessary forms.) A TOD registration avoids probate if the beneficiary(ies) survives all shareholders. You maintain total control over your account during your lifetime. Currently, all states except Louisiana, New York and North Carolina allow transfer on death. Transfer on death is also currently unavailable in the District of Columbia.

         TELEPHONE AND INTER/ACT TRANSACTIONS. The funds aren't liable for losses from unauthorized telephone and Inter/ACT transactions so long as we follow reasonable procedures designed to verify the identity of the person effecting the transaction. We therefore take the following precautions to ensure your instructions are genuine: we require the use of personal identification numbers, codes, and other procedures designed to reasonably confirm that instructions given by telephone or through Inter/ACT are genuine. We also tape record telephone instructions and provide written confirmations. We accept all telephone instructions we reasonably believe are genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them.

         If you do not want to be able to effect transactions over the telephone, call us for instructions.


         ADVICE ABOUT YOUR ACCOUNT. Teachers Personal Investors Services, Inc.
(TPIS) may be considered the principal underwriter for the funds. TPIS is a subsidiary of Teachers Insurance and Annuity Association of America (TIAA). TIAA employees may recommend that you buy fund shares, but usually won't recommend that you buy securities of companies that aren't affiliated with TIAA. These employees receive no commission for recommending our funds. See page ___ for complete information about the funds' expense charges.


ELECTRONIC PROSPECTUSES

         If you received this prospectus electronically and would like a paper copy, please contact us and we will send one to you.


FINANCIAL HIGHLIGHTS

         The Financial Highlights table is intended to help you understand the funds' financial performance since they were registered on September 2, 1997. Certain information reflects financial results for a single share of a fund. The total returns in the table show the rates that an investor would have earned on an investment in a fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young, LLP, independent auditors. Their report appears in TIAA-CREF Mutual Funds' Annual Report, which contains additional information about the funds. It is available without charge upon request.

[to come]

                                  [BACK COVER]


FOR MORE INFORMATION ABOUT TIAA-CREF MUTUAL FUNDS

         The following documents contain more information about the funds and are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI contains more information about all aspects of the funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated in this prospectus by reference.

ANNUAL AND SEMI-ANNUAL REPORTS. The funds' annual and semi-annual reports provide additional information about the funds' investments. The annual report for the fiscal year ended December 31, 1998 contains a discussion of the market conditions and investment strategies that significantly affected each fund's performance during the last fiscal year.

REQUESTING DOCUMENTS. You can request a copy of the SAI or these reports, or contact us for any other purpose, in any of the following ways:

         By telephone:              Call 800 223-1200

         In writing:                TIAA-CREF Mutual Funds
                                            c/o State Street Bank
                                            P.O. Box 8009
                                            Boston, MA 02266-8009

         Over the Internet:         WWW.TIAA-CREF.ORG/MFUNDS.


Information about TIAA-CREF Mutual Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (SEC) public reference room (800 SEC-0339) in Washington, D.C. The information is also available through the SEC's internet website at WWW.SEC.GOV. Copies of the information can also be obtained, upon payment of a duplicating fee, by writing the SEC's Public Reference Section, Washington, D.C. 20549-6009.

To lower costs and eliminate duplicate documents sent to your home, we may begin mailing only one copy of the TIAA-CREF Mutual Funds prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free at 800 223-1200 or write us.


                                                                       811-08055

January 10, 2000 p.m. DRAFT



STATEMENT OF ADDITIONAL INFORMATION



         This Statement of Additional Information (SAI) tells you about investing in the TIAA-CREF Mutual Funds and contains information that you should consider before investing. It is not a prospectus, although it should be read carefully in conjunction with the TIAA-CREF Mutual Funds' prospectus dated , 2000 (the Prospectus), which may be obtained by writing us at TIAA-CREF Mutual Funds, c/o State Street Bank, P.O. Box 9081, Boston, MA 02266 or by calling 800 223-1200. Terms used in the Prospectus are incorporated in this Statement.


                                     The date of this SAI is           , 2000.

TABLE OF CONTENTS

Investment Objectives, Policies, and Restrictions.............................
         Fundamental Restrictions.............................................
         Investment Policies and Risk Considerations..........................


Management of the TIAA-CREF Mutual Funds......................................
         Trustees and Officers of the TIAA-CREF Mutual Funds..................
         Trustee Compensation.................................................

 Principal Holders of Securities..............................................


Investment Advisory and Other Services........................................


About the TIAA-CREF Mutual Funds and the Shares...............................
         Indemnification of Shareholders......................................
         Indemnification of Trustees..........................................
         Limitation of  Fund Liability........................................
         Shareholder Meetings and Voting Rights...............................
         Additional Portfolios................................................
         Dividends and Distributions..........................................

Pricing of Shares.............................................................
         Investments for Which Market Quotations Are Readily Available........
         Foreign Investments..................................................
         Debt Securities......................................................
         Special Valuation Procedures for the Money Market Fund...............
         Options and Futures..................................................
         Investments for Which Market Quotations Are Not Readily Available....


Tax Status....................................................................
         Other States.........................................................


Brokerage Allocation..........................................................

Underwriters..................................................................


Calculation of Performance Data...............................................
         Total Return Calculations............................................
         Yield Calculations...................................................
         All Funds Other Than The Money Market Fund...........................
         Yield Information For The Money Market Fund..........................
         Total Return.........................................................
         Performance Comparisons..............................................
         Illustrating Compounding.............................................
         Net Asset Value......................................................
         Moving Averages......................................................

Voting Rights.................................................................

Legal Matters.................................................................

Experts.......................................................................

Additional Considerations.....................................................

Financial Statements..........................................................

INVESTMENT OBJECTIVES, POLICIES, AND RESTRICTIONS


         The following information is intended to supplement the descriptions of the investment objective of each of the eleven investment funds in the TIAA-CREF Mutual Funds' Prospectus. Under the Investment Company Act of 1940 (the 1940
Act), any fundamental policy of a fund may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that fund. However, the funds' investment objectives, policies and strategies described in the prospectus, as well as the investment restrictions contained in "Investment Policies and Risk Considerations" below, may be changed by the TIAA-CREF Mutual Funds' Board of Trustees at any time. Each investment fund other than the Managed Allocation Fund will operate as a "diversified company" within the meaning of the 1940 Act.


         Unless stated otherwise, each of the following investment policies and risk considerations apply to each fund.

         Fundamental Policies

         The following restrictions are fundamental policies of each fund:

         1. The fund will not issue senior securities except as SEC regulations permit;

         2. The fund will not borrow money, except: (a) each fund may purchase securities on margin, as described in restriction 7 below; and (b) from banks (only in amounts not in excess of 33 1/3 percent of the market value of that fund's assets at the time of borrowing), and, from other sources, for temporary purposes (only in amounts not exceeding 5 percent of that fund's total assets taken at market value at the time of borrowing). Money may be temporarily obtained through bank borrowing, rather than through the sale of portfolio securities, when such borrowing appears more attractive for a fund;

         3. The fund will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio;

         4.    The fund will not purchase real estate or mortgages directly;

         5. The fund will not purchase commodities or commodities contracts, except to the extent futures are purchased as described herein;

         6. The fund will not purchase any security on margin except that the fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

         The following restriction is a fundamental policy of each fund other than the Equity Index Fund, the Social Choice Equity Fund, the Short-Term Bond Fund, the High-Yield Bond Fund and the Tax-Exempt Bond Fund (the "2000 Funds"):

         7. The fund will not make loans, except: (a) that a fund may make loans of portfolio securities not exceeding 33 1/3 percent of the value of its total assets, which are collateralized by either cash, United States Government securities, or other means permitted by applicable law, equal to at least 100 percent of the market value of the loaned securities, as reviewed daily; (b) loans through entry into repurchase agreements; (c) privately-placed debt securities may be purchased; or (d) participation interests in loans, and similar investments, may be purchased.

         The following restriction is a fundamental policy of the 2000 Funds:

         8. The Fund will not lend any security or make any other loan if, as a result, more than 33 1/3 percent of its total assets would be lent to other parties, but this limit does not apply to repurchase agreements.

         The following restriction is a fundamental policy of each fund other than the Managed Allocation Fund:

         9. The fund will not, with respect to at least 75 percent of the value of its total assets, invest more than 5 percent of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities, or hold more than 10 percent of the outstanding voting securities of any one issuer.

         The following restriction is a fundamental policy of each fund other than the Managed Allocation Fund and the Money Market Fund.

         10. The fund will not invest in an industry if after giving effect to that investment that fund's holding in that industry would exceed 25 percent of its total assets.

         The following restriction is a fundamental policy of the Money Market
Fund:

         11. The fund may invest more than 25 percent of its assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; the fund will not otherwise invest in an industry if after giving effect to that investment the fund's holding in that industry would exceed 25 percent of its total assets.

         The following restrictions are fundamental policies of the Managed Allocation Fund:


         12. The Managed Allocation Fund will not invest in securities other than securities of other registered investment companies or registered unit investment trusts that are part of the TIAA-CREF Mutual Funds, government securities, or short-term securities.

         13. The Managed Allocation Fund will concentrate in the mutual fund industry. Accordingly, it may invest up to 100 percent of its assets in securities issued by mutual funds and other investment companies.

         The following restriction is a fundamental policy of the Tax-Exempt Bond Fund:

         14. The fund may invest more than 25 percent of its assets in tax-exempt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by a state or local government or a political subdivision of any of the foregoing; the fund will not otherwise invest in an industry if after giving effect to that investment the fund's holding in that industry would exceed 25 percent of its total assets.



         The following restrictions are non-fundamental policies of the funds. These restrictions may be changed without the approval of the shareholders in the affected fund. No fund other than the Managed Allocation Fund will:

         1. Invest more than 5 percent of its assets in the securities of any single investment company or more than 10 percent of its assets in the securities of other investment companies in the aggregate; or

         2. Hold more than 3 percent of the total outstanding voting stock of any single investment company.


INVESTMENT POLICIES AND RISK CONSIDERATIONS



         NON-EQUITY INVESTMENTS OF THE EQUITY FUNDS. The equity funds can, in addition to stocks, hold other types of securities with equity characteristics, such as convertible bonds, preferred stock, warrants and depository receipts or rights. These investments will be similar to those in the first segment of the Bond PLUS Fund. Pending more permanent investments or to use cash balances effectively, these funds can hold the same types of money market instruments the Money Market Fund invests in (see Prospectus, page ), as well as other short-term instruments. These other instruments are the same type of instruments the Money Market Fund holds, but they have longer maturities than the instruments allowed in the Money Market Fund, or else don't meet the requirements for "First Tier Securities" (see Prospectus, page ).

         When market conditions warrant, the equity funds can invest directly in debt securities similar to those in the first segment of the Bond PLUS Fund (see Prospectus page ). The equity funds can also hold debt securities that they acquire because of mergers, recapitalizations or otherwise.


         BORROWING. If a fund borrows money, it could leverage its portfolio by keeping securities it might otherwise have had to sell. Leveraging exposes a fund to special risks, including greater fluctuations in net asset value in response to market changes.


         FEDERALLY TAXABLE SECURITIES. Under normal conditions, the Tax-Exempt Bond Fund intends to invest only in federally tax-exempt securities. However, we may invest in securities that are federally taxable on a temporary basis. In that case, the investments would be limited to securities that we determine to be high quality, such as those issued or guaranteed by the U.S. Government.


         ILLIQUID SECURITIES. Each fund can invest up to 15 percent of its assets (10 percent for the Money Market Fund) in investments that may not be readily marketable. It may be difficult to sell these investments for their fair market value.

         LOWER-QUALITY MUNICIPAL SECURITIES. Because the market for certain municipal securities is thin, we may encounter difficulties in disposing of lower-quality securities. At our option, we may pursue litigation or other remedies in order to protect the fund's interests.

         MUNICIPAL MARKET DISRUPTION RISK. The value of municipal securities may be adversely affected by legal uncertainties regarding legislative proposals involving the taxation of municipal securities or rights of securities holders in the event of bankruptcy. From time to time, these uncertainties may affect the municipal securities market or certain parts thereof, having a significant impact on the prices of securities in the Tax-Exempt Bond Fund.


         PREFERRED STOCK. The funds can invest in preferred stock consistent with their investment objectives.

          OPTIONS AND FUTURES. Each of the funds may engage in options and futures strategies to the extent permitted by the SEC and Commodity Futures Trading Commission ("CFTC"). We do not intend for any fund to use options and futures strategies in a speculative manner but rather we would use them primarily as hedging techniques or for cash management purposes.

         Although the Managed Allocation Fund cannot directly invest in options and futures, it may, through investments in other funds, indirectly make such investments.

         Option-related activities could include: (1) selling of covered call option contracts, and the purchase of call option contracts for the purpose of a closing purchase transaction; (2) buying covered put option contracts, and selling put option contracts to close out a position acquired through the purchase of such options; and (3) selling call option contracts or buying put option contracts on groups of securities and on futures on groups of securities and buying similar call option contracts or selling put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and each fund may engage in other types of options transactions consistent with its investment objective and policies and applicable law.

         A call option is a short-term contract (generally for nine months or less) which gives the purchaser of the option the right to purchase the underlying security at a fixed exercise price at any time (American style) or at a set time (European style) prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price at any time during the option period. Selling a call option would benefit the seller if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the seller risks an "opportunity loss" of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

         A fund may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that it had previously sold on that security. Depending on the premium for the call option purchased by the fund, the fund will realize a profit or loss on the transaction.

         A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price during the option period. The buying of a covered put contract limits the downside exposure for the investment in the underlying security to the combination of the exercise price less the premium paid. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option's exercise price. In that case the option would expire worthless and the entire premium would be lost.

         A fund may close out a position acquired through buying a put option by selling a put option on the same security with the same exercise price and expiration date as the put option which it had previously bought on the security. Depending on the premium of the put option sold by the fund, the fund would realize a profit or loss on the transaction.

         In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the Standard & Poor's 100 Index traded on the Chicago Board Options Exchange. There are also options on futures of groups of securities such as the Standard & Poor's 500 Stock Index and the New York Stock Exchange Composite Index. The selling of calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of a fund's portfolio of securities. To the extent that a fund's portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on futures on groups of securities, is a possible lack of liquidity. This will be a major consideration before a fund deals in any option.

         There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

         To the extent permitted by applicable regulatory authorities, each fund may purchase and sell futures contracts on securities or other instruments, or on groups or indexes of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of a fund against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on future investments than actually may be available at the future time. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains respectively on the hedged investment. Futures contracts also may be offset prior to the future date by executing an opposite futures contract transaction.

         A futures contract on an investment is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract. By purchasing a futures contract -- assuming a "long" position -- a fund legally will obligate itself to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract -- assuming a "short" position -- it legally will obligate itself to make the future delivery of the security or instrument against payment of the agreed price.

         Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures positions taken by a fund usually will be liquidated in this manner, a fund may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to the fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

         A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

         Stock index futures may be used to hedge the equity investments of each fund with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures, a fund may seek to protect the value of its securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, a fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, a fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

         Unlike the purchase or sale of a security, no price is paid or received by a fund upon the purchase or sale of a futures contract. Initially, the fund will be required to deposit in a custodial account an amount of cash, United States Treasury securities, or other permissible assets equal to approximately 5 percent of the contract amount. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when a fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where a fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the fund may elect to close the position by taking an opposite position which will operate to terminate the fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain.

         There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments which are the subject of the hedge. Each fund will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in our judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of each fund's portfolio securities or instruments sought to be hedged.

         Successful use of futures contracts for hedging purposes also is subject to the user's ability to predict correctly movements in the direction of the market. For example, it is possible that, where a fund has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the fund's portfolio may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio investments. However, we believe that over time the value of a fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged. It also is possible that, for example, if a fund has hedged against the possi bility of the decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the fund will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices which reflect the rising market. The fund may have to sell securities or instruments at a time when it may be disadvantageous to do so.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Teachers Advisors, Inc. ("Advisors"), the investment advisor for TIAA-CREF Mutual Funds, still may not result in a successful hedging transaction over a very short time period.

         Each fund may also use futures contracts and options on futures contracts to manage its cash flow more effectively. To the extent that a fund enters into non-hedging positions, it will do so only in accordance with certain CFTC exemptive provisions. Thus, pursuant to CFTC Rule 4.5, the aggregate initial margin and premiums required to establish non-hedging positions in commodity futures or commodity options contracts may not exceed 5 percent of the liquidation value of the fund's portfolio, after-taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that the in-the-money amount of an option that is in-the-money when purchased may be excluded in computing such 5 percent).

         Options and futures transactions may increase a fund's transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objectives.

         INVESTMENT COMPANIES. Each fund other than the Managed Allocation Fund can invest up to 5 percent of its assets in any single investment company and up to 10 percent of its assets in all other investment companies in the aggregate. However, no fund other than the Managed Allocation Fund can hold more than 3 percent of the total outstanding voting stock of any single investment company. The Managed Allocation Fund, however, can invest all of its assets in the securities of the other funds that are part of the TIAA-CREF Mutual Funds.

         FIRM COMMITMENT AGREEMENTS AND PURCHASE OF "WHEN-ISSUED" SECURITIES. Each fund can enter into firm commitment agreements for the purchase of securities on a specified future date. When a fund enters into a firm commitment agreement, liability for the purchase price -- and the rights and risks of ownership of the securities -- accrues to the fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time the fund is obligated to purchase such securities, it will be required to segregate assets. See below, "Segregated Accounts."


         LENDING OF SECURITIES. Subject to investment restrictions 7(a) and 8 on page__ (relating to loans of portfolio securities), each fund may lend its securities to brokers and dealers that are not affiliated with TIAA, are registered with the SEC and are members of the NASD, and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, a fund will receive as collateral cash, securities issued or guaranteed by the United States Government (i.e., Treasury securities), or other collateral permitted by appli cable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102 percent of the current market value of the loaned securities, or such lesser percentage as may be permitted by the Securities and Exchange Commission
(SEC) (not to fall below 100 percent of the market value of the loaned securities), as reviewed daily. By lending its securities, a fund will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the fund by the borrower of the securities. Such loans will be terminable by the fund at any time and will not be made to affiliates of TIAA. The fund may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including but not necessarily limited to voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The fund may pay reasonable fees to persons unaffiliated with the fund for services or for arranging such loans. Loans of securities will be made only to firms deemed creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities, should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially.


         REPURCHASE AGREEMENTS. Repurchase agreements have the characteristics of loans, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the fund entering into the agreement retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the fund's seller to deposit with the fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. Each fund will enter into repurchase agreements only with member banks of the Federal Reserve System, and with primary dealers in United States Government securities or their wholly-owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.

         Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers' acceptances, or obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, in which the fund entering into the agreement may otherwise invest.

         If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the fund entering into the agreement would look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the fund; in such event the fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

         For the Tax-Exempt Bond Fund, income earned during the term of a repurchase agreement may not be tax-exempt.


         SWAP TRANSACTIONS. Each fund may, to the extent permitted by the SEC, enter into privately negotiated "swap" transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve "swapping" a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

         By entering into a swap transaction, a fund may be able to protect the value of a portion of its portfolio against declines in market value. Each fund may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities which may arise from time to time. A fund may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the fund. However, there can be no assurance that the return a fund receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

         While a fund will only enter into swap transactions with counterparties it considers creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. If the other party to the swap transaction defaults on its obligations, the fund entering into the agreement would be limited to the agreement's contractual remedies. There can be no assurance that a fund will succeed when pursuing its contractual remedies. To minimize a fund's exposure in the event of default, it will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When a fund enters into swap transactions on a net basis, the net amount of the excess, if any, of the fund's obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the fund's custodian. To the extent a fund enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the fund's obligations, if any, with respect to each such swap agreement, accrued on a daily basis. See "Segregated Accounts," below.

         Swap agreements may be considered illiquid by the SEC staff and subject to the limitations on illiquid investments. See the Prospectus for more information.

         To the extent that there is an imperfect correlation between the return a fund is obligated to swap and the securities or instruments representing such return, the value of the swap transaction may be adversely affected. No fund therefore will enter into a swap transaction unless it owns or has the right to acquire the securities or instruments representative of the return it is obligated to swap with the counterparty to the swap transaction. It is not the intention of any fund to engage in swap transactions in a speculative manner but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the fund.

         SEGREGATED ACCOUNTS. In connection with when-issued securities, firm commitment agreements, and certain other transactions in which a fund incurs an obligation to make payments in the future, a fund may be required to segregate assets with its custodian bank in amounts sufficient to settle the transaction. To the extent required, such segregated assets can consist of liquid assets, including equity or other securities, or other instruments such as cash, United States Government securities or other securities as may be permitted by law.

         DEBT INSTRUMENTS GENERALLY


         A debt instrument held by a fund will be affected by general changes in interest rates that will in turn result in increases or decreases in the market value of the instrument. The market value of non-convertible debt instruments in a fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of a fund holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the fund's yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such a fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite result can be expected to occur.

         RATINGS AS INVESTMENT CRITERIA. Nationally recognized statistical rating organization (NRSRO) ratings represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by Advisors as initial criteria for the selection of portfolio securities on behalf of the funds, Advisors also relies upon its own analysis to evaluate potential investments.


Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Although neither event will require the sale of the securities by a fund, other than the Money Market Fund, Advisors will consider the event in its determination of whether the fund should continue to hold the securities. In the event the rating of a security held by the Money Market Fund falls below the minimum acceptable rating or the issuer of the security defaults, the Money Market Fund will dispose of the security as soon as practicable, unless the Board of Trustees determines that disposal of the security would not be in the best interests of the Money Market Fund. To the extent that a NRSRO's ratings change as a result of a change in the NRSRO or its rating system, the funds will attempt to use comparable ratings as standards for their investments in accordance with their investment objectives and policies.

         CERTAIN INVESTMENT GRADE DEBT SECURITIES. Although securities rated BB by Standard & Poor's Corporation ("S&P" or "Standard & Poor's") or Baa by Moody's Investors Service, Inc. ("Moody's") are considered investment grade, they may be viewed as being subject to greater risks than other investment grade obligations. Obligations rated BB by S&P are regarded as having only an adequate capacity to pay principal and interest and those rated Baa by Moody's are considered medium-grade obligations that have speculative characteristics .

         U.S. GOVERNMENT DEBT SECURITIES. Each of the funds may invest in U.S. Government securities. These include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Import-Export Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Federal Deposit Insurance Corporation, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and issue dates. Certain of the foregoing U.S. Government securities are supported by the full faith and credit of the United States, whereas others are supported by the right of the agency or instrumentality to borrow an amount limited to a specific line of credit from the U.S. Treasury or by the discretionary authority of the U.S. Government or GNMA to purchase financial obligations of the agency or instrumentality. In contrast, certain of the foregoing U.S. Government securities are only supported by the credit of the issuing agency or instrumentality. Because the U.S. Government is not obligated by law to support an agency or instrumentality that it sponsors, a Fund only invests in U.S. Government securities when Advisors determines that the credit risk associated with the obligation is suitable for the fund.


         CUSTODY RECEIPTS. Each of the funds may also acquire U.S. Government securities in the form of custody receipts. Such receipts evidence ownership of future interest payments, principal payments or both on certain U.S. Government securities. For certain securities law purposes, custody receipts are not considered U.S. Government securities.


         LOWER-RATED, LOWER QUALITY DEBT INSTRUMENTS. Up to 100% of the assets of the High-Yield Bond Fund; 15% of the assets of the Short-Term Bond Fund and the Tax-Exempt Bond Fund; 25% of the assets of the Bond PLUS Fund; and 5% of the assets of the International Equity Fund, Growth Equity Fund, Social Choice Equity Fund, and the Equity Index Fund may be invested in debt instruments that are unrated or are rated lower than the four highest rating categories assigned by Moody's or Standard & Poor's . Up to 10% of the total assets of the High-Yield Bond Fund may be invested in debt instruments that are rated Ca or lower. Furthermore, debt instruments that are rated in the four highest categories assigned by Moody's or Standard & Poor's (i.e., investment grade debt instruments), and especially those which are unrated or are rated lower than the four highest categories by such rating organizations may, after purchase by a fund, have their ratings lowered due to the deterioration of the issuer's financial position. Advisors may determine that an unrated security is of comparable quality to securities with a particular rating. Such unrated securities are treated as if they carried the rating of securities with which Advisors compares them.


         RISKS OF LOWER-RATED, LOWER QUALITY DEBT INSTRUMENTS. Lower-rated debt securities (I.E., those rated Ba or lower by Moody's or BB or lower by Standard & Poor's) are considered, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rated categories. Reliance on credit ratings entails greater risks with regard to lower-rated securities than it does with regard to higher-rated securities and Advisors' success is more dependent upon its own credit analysis with regard to lower-rated securities than is the case with regard to higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent a fund invests in these securities, factors adversely affecting the market value of lower-rated securities will adversely affect the fund's net asset value. In addition, a fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. Although some risk is inherent in all securities ownership, holders of debt securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in debt securities generally entails less risk than an investment in common stock of the same issuer.

         Lower-rated securities may be issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or as a part of a corporate takeover. Companies that issue such lower-rated securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments , the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.


         Lower-rated securities frequently have call or buy-back features that would permit an issuer to call or repurchase the security from a fund. If a call were exercised by the issuer during a period of declining interest rates, the fund would likely have to replace such called security with a lower yielding security, thus decreasing the net investment income to the fund.

         A fund may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in a lower-rated securities, there is no established retail secondary market for many of these securities, and TIAA-CREF Mutual Funds anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult for TIAA-CREF Mutual Funds to obtain accurate market quotations for purposes of valuing a fund's assets. Market quotations are generally available on many lower-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. When market quotations are not readily available, lower-rated securities must be valued by (or under the direction of) TIAA-CREF Mutual Fund's Board of Trustees. This valuation is more difficult and judgment plays a greater role in such valuation when there is less reliable objective data available.

         The market for lower-rated securities has not weathered a major economic recession, and it is not known how one might affect that market. It is likely, however, that any such recession could severely affect the market for and the values of such securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

         The Funds, other than the Money Market Fund, may acquire lower-rated securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. These funds may incur special costs in disposing of such securities, but will generally incur no costs when the issuer is responsible for registering the securities. These funds also may acquire lower-rated securities during an initial underwriting. Such securities involve special risks because they are new issues. TIAA-CREF Mutual Funds has no arrangement with any person concerning the acquisition of such securities, and Advisors will carefully review the credit and other characteristics pertinent to such new issues.


         ZERO COUPON BONDS. The funds may invest in zero coupon bonds. Zero coupon bonds generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although each of these funds will receive no payments on its zero coupon bonds prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends each year an amount equal to the annual income that accrues on its zero coupon securities. Such dividends will be paid from the cash assets of the fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the fund otherwise would not have done so. To the extent the funds are required to liquidate thinly traded securities, they may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by the funds to pay distributions, each of the funds will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.


         FLOATING AND VARIABLE RATE INSTRUMENTS. The funds may invest in floating and variable rate instruments. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank's prime rate, a certificate of deposit rate or the London InterBank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of interest rate or securities indexes, currency exchange rate or other commodities. Variable and floating rate securities tend to be less sensitive than fixed rate securities to interest rate changes and to have higher yields when interest rates increase. However, during periods of rising interest rates, changes in the interest rate of an adjustable rate security may lag changes in market rates. The amount by which the rates paid on an income security may increase or decrease may be subject to periodic or lifetime caps. Fluctuations in interest rates above these caps could cause adjustable rate securities to behave more like fixed rate securities in response to extreme movements in interest rates.


         Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed-rate security having similar credit quality, redemption provisions and maturity.


         STRUCTURED OR INDEXED SECURITIES. The Bond PLUS Fund, Short-Term Bond Fund, High-Yield Bond Fund, and Tax-Exempt Bond Fund (collectively, the "Bond Funds") may invest in structured or indexed securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured or indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of the fund's investment. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be some multiple of the change in the value of the Reference. Consequently, structured or indexed securities may entail a greater degree of market risk than other types of debt securities because a fund bears the risk of the Reference. Structured or indexed securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.


          MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

         MORTGAGE-BACKED AND ASSET-BACKED SECURITIES GENERALLY. The funds may invest in mortgage-backed and asset-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of mortgage-related securities such as government stripped mortgage-related securities, adjustable rate mortgage-related securities and collateralized mortgage obligations. These are described below. These Funds may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (I.E., credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for certain time periods by letters of credit or pool insurance policies issued by a financial institution unaffiliated with the trust or corporation. Other credit enhancements also may exist.

         Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA, by government-related organizations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions and mortgage bankers .

         The average maturity of pass-through pools of mortgage-related securities in which certain of the funds may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately.

         Mortgage-related securities may be classified as private, government or government-related, depending on the issuer or guarantor. Private mortgage-related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-government issuers, such as commercial banks and savings and loan associations and private mortgage insurance companies. Government mortgage-related securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-related securities are not backed by the full faith and credit of the United States. Issuers include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.


         Private, government or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. Advisors assesses new types of mortgage-related securities as they are developed and offered to determine their appropriateness for investment by the relevant Fund.

         Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage security. The occurrence of mortgage prepayments is a function of several factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. A fund's ability to maintain positions in such securities is affected by the reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest prepayments of principal at comparable yield is subject to generally prevailing interest rates at that time. The values of mortgage-backed or asset-backed securities varies with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government securities and other mortgage-backed and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity, although such other income-bearing securities may have a comparable risk of capital depreciation during periods of rising interest rates.

         Because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. Revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than by real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.

         GOVERNMENT STRIPPED MORTGAGE-RELATED SECURITIES. The Funds may invest in government stripped mortgage-related securities. These securities represent beneficial ownership interests in either period principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-backed certificates issued by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), or the Federal National Mortgage Association ("FNMA"). The certificates underlying the government stripped mortgage-related securities represent all or part of the beneficial interest in pools of mortgage loans.

         Investing in government stripped mortgage-related securities involves all of the risks of investing in mortgage-backed securities and U.S. Government securities generally. In addition, the yields on these instruments are extremely sensitive to the prepayment experience of the mortgage loans making up the pool underlying the certificates. If a decline in the level of prevailing current interest rates results in a rate of principal prepayments that is higher than anticipated when the certificate was created, then distributions of principal will accelerate thereby reducing the yield to maturity of interest-only securities from that certificate and increasing the yield to maturity of principal-only securities from that certificate. Sufficiently high prepayment rates could result in a fund not recovering its investment in interest-only securities. Where a certificate represents only a part of the beneficial interest in a pool, the sensitivity of an interest-only security of that certificate to interest rate fluctuations, may be greater than of other interest-only securities derived from other certificates supported by the same underlying pool because of the particular character of the principal portion of the pool that the certificate represents.

         Government stripped mortgage-related securities are currently traded over the counter in a market maintained by several investment banking firms. No one can be certain that a fund will be able to purchase or sell a government stripped mortgage-related security at any time in the future. The funds only purchase such securities if a secondary market exists for the securities at the time of purchase.

         ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES. The Funds may invest in adjustable rate mortgage-related securities. Adjustable rate mortgage-related securities ("ARMs") have interest rates that reset at periodic intervals. Acquiring ARMs permits a fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which certificates are based. Such certificates generally have higher current yield and lower price fluctuations than is the case with more traditional fixed-income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund can reinvest the proceeds of such prepayments at rates higher than that at which they were previously invested. Mortgages underlying most ARMs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a fund holding an ARM does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (I.E., the rates being paid by mortgagors) of the mortgages, ARMs behave more like fixed-income securities and less like adjustable rate securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

         COLLATERALIZED MORTGAGE OBLIGATIONS. The Funds may invest in collateralized mortgage obligations ("CMOs"). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-backed securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over other classes with respect to the receipt of prepayments on the mortgages. Therefore, depending upon the type of CMO in which a fund invests, the investment is subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

         ASSET-BACKED AND RECEIVABLE-BACKED SECURITIES. The Bond Funds may invest in asset-backed and receivable-backed securities. To date, several types of asset-backed and receivable-backed securities have been offered to investors including those backed by home equity loans, manufacturing loans, credit card receivables and Certificates for Automobile Receivables ("CARs(sm)"). Consistent with each of these Funds' investment objective and policies , these Funds may also invest in other types of asset-backed and receivable-backed securities.

         MORTGAGE ROLLS. The Bond Funds may enter into mortgage "rolls" in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The fund loses the right to receive principal and interest paid on the securities sold. However, the fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage roll, the use of this technique will diminish the investment performance of the fund compared with what such performance would have been without the use of mortgage rolls. The fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage rolls may depend upon Advisors' ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage rolls can be successfully employed.

         For financial reporting and tax purposes, each of these funds proposes to treat mortgage rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The funds do not currently intend to enter into mortgage rolls that are accounted for as a financing.

         RESTRICTED SECURITIES AND ILLIQUID INVESTMENTS


         Advisors is responsible for determining the value and liquidity of investments held by each fund. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Money Market Fund will not purchase or otherwise acquire any investment, if as a result, more than 10% of its net assets (taken at current value) would be invested in illiquid investments. The other Funds will each not purchase or otherwise acquire any investment, if as a result, more than 15% of their net assets (taken at current value) would be invested in illiquid investments.

         Illiquid investments include most repurchase agreements maturing in more than seven days, currency swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts (and segregated assets used to cover such options), participation interests in loans, and certain restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933 (the "1933 Act") or is exempt from registration under the 1933 Act.

         The Funds may invest in restricted securities. Restricted securities are not, however, considered illiquid if they are eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act and that are determined to be liquid by the TIAA-CREF's Board of Trustees, or by Advisors under board-approved procedures. Such guidelines would take into account trading activity for such securities and the availability of reliable pricing information, among other factors. To the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities, a fund's holdings of those securities may become illiquid. Purchases by these funds of securities of foreign issuers offered and sold outside the United States in reliance upon the exemption from registration provided by Regulation S under the 1933 Act also may be liquid even though they are restricted for sale in the United States.

         MUNICIPAL SECURITIES. The Tax-Exempt Bond Fund invests in "municipal securities". The term "municipal securities" as used in the Prospectus and this SAI means debt obligations issued by, or on behalf of, states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or multi state agencies or authorities, the interest from which debt obligations is, in the opinion of the issuer's counsel, excluded from gross income for federal income tax purposes (but not necessarily exempt from federal alternative minimum tax or from state or local taxes). Municipal securities generally are understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities are considered to be municipal securities if, in the opinion of the issuer's counsel, the interest paid on them qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for federal income tax purposes. Interest on certain "private activity" bonds is subject to the federal alternative minimum tax. Interest from private activity bonds will be considered tax-exempt for purposes of the Tax-Exempt Bond Fund's policy of investing so that at least 80% of its income distributions is exempt from federal income tax. Interest from private activity bonds is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any. Opinions relating to the validity of municipal securities and to the exemption of interest on them from federal income taxes are rendered by bond counsel for each issuer at the time of issue. These opinions are generally based on covenants by the issuers or others regarding continuing compliance with the federal tax laws. In the event that the issuer fails to comply, the interest distributions to shareholders may retroactively become federally taxable. Neither TIAA-CREF Mutual Funds nor Advisors will review the proceedings relating to the issuance of municipal securities or the basis for opinions of issuer's counsel.

         Municipal securities may be issued to finance life care facilities, which are an alternative form of long-term housing for the elderly that offer residents the independence of a condominium life-style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks, including a drop in occupancy levels, the difficulty of maintaining adequate financial reserves to secure estimated actuarial liabilities, the possibility of regulatory cost restrictions applied to health care delivery and competition from alternative health care or conventional housing facilities.

         Even though municipal securities are interest-bearing investments that promise a stable flow of income, their prices are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of municipal securities with longer remaining maturities typically fluctuate more than those of similarly rated municipal securities with shorter remaining maturities. The values of fixed income securities also may be affected by changes in the credit rating or financial condition of the issuing entities.

         Tax legislation in recent years has included several provisions that may affect the supply of, and the demand for, municipal securities, as well as the tax-exempt nature of interest paid on those securities. Neither TIAA-CREF Mutual Funds nor Advisors can predict with certainty the effect of recent tax law changes upon the municipal obligation market, including the availability of instruments for investment by a Fund. In addition, neither TIAA-CREF Mutual Funds nor Advisors can predict whether additional legislation adversely affecting the municipal obligation market will be enacted in the future. Advisors monitors legislative developments and considers whether changes in the objective or policies of a fund need to be made in response to those developments. If any laws are enacted that would reduce the availability of municipal securities for investment by the Tax-Exempt Bond Fund so as to affect the fund's shareholders adversely, TIAA-CREF Mutual Funds will reevaluate the fund's investment objective and policies and might submit possible changes in the fund's structure to the fund's shareholders for their consideration. If legislation were enacted that would treat a type of municipal obligation as taxable for federal income tax purposes, TIAA-CREF Mutual Funds would treat the security as a permissible taxable money market instrument for the fund within the applicable limits set forth in the Prospectus.

         MUNICIPAL INSURANCE. The Tax-Exempt Bond Fund may invest its assets in municipal bonds whose principal and interest payments are guaranteed by a private insurance company. This insurance may be (1) purchased by the bond issuer at the time of issuance; (2) purchased by TIAA-CREF to guarantee specific bonds only while held by the fund; or (3) purchased by an investor after the bond has been issued to guarantee the bond until its maturity date.

         MUNICIPAL LEASES. Municipal leases are municipal securities that may take the form of a lease or an installment purchase contract issued by state and local governmental authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes and state income taxes within the state of issuance. Although municipal lease obligations do not normally constitute general obligations of the municipality, a lease obligation is ordinarily backed by the municipality's agreement to make the payments due under the lease obligation. These obligations have evolved to make it possible for state and local government authorities to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal leases have special risks not normally associated with municipal securities. These securities frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for those purposes by the legislative body on a yearly or other periodic basis. In addition to the non-appropriation risk, municipal leases represent a type of financing that has not yet developed the depth of marketability associated with other municipal securities. Some municipal lease obligations may be, and could become, illiquid. Moreover, although municipal leases will be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove to be difficult.

         Municipal lease obligations may be deemed to be illiquid as determined by or in accordance with methods adopted by the Board of Trustees. In determining the liquidity and appropriate valuation of a municipal lease obligation, the following factors relating to the security are considered, among others: (1) the frequency of trades and quotes; (2) the number of dealers willing to purchase or sell the security; (3) the willingness of dealers to undertake to make a market; (4) the nature of the marketplace trades; and (5) the likelihood that the obligation will remain marketable based on the credit quality of the municipality or relevant obligor.


         Municipal leases will be considered illiquid securities unless the Board of Trustees determines on an ongoing basis that the leases are readily marketable. An unrated municipal lease with a non-appropriation risk that is backed by an irrevocable bank letter of credit or an insurance policy issued by a bank or insurer deemed by Advisors to be of high quality and minimal credit risk, will not be deemed to be illiquid solely because the underlying municipal lease is unrated, if Advisors determines that the lease is readily marketable because it is backed by the letter of credit or insurance policy.

         Municipal leases can be both rated and unrated. Rated leases that may be held by a fund include those rated investment grade at the time of investment or those issued by issuers whose senior debt is rated investment grade at the time of investment. A fund may acquire unrated issues that Advisors deems to be comparable in quality to rated issues in which a fund is authorized to invest. A determination that an unrated lease obligation is comparable in quality to a rated lease obligation and that there is a reasonable likelihood that the lease will not be canceled will be subject to oversight and approval by the Board of Trustees.

         To limit the risks associated with municipal leases, the Tax-Exempt Bond Fund will invest no more than 15 percent of its assets in such leases. In addition, a fund will purchase lease obligations that contain non-appropriation clauses when the lease payments will commence amortization of principal at an early date resulting in an average life of five years or less for the lease obligation.

         FLOATING AND VARIABLE RATE DEMAND INSTRUMENTS. Floating and variable rate demand bonds and notes are municipal securities ordinarily having stated maturities in excess of one year but which permit their holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes, which are securities that permit a fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the fund, as lender, and the borrower. These securities have interest rates that fluctuate from time to time and frequently are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other credit support arrangements generally will not adversely affect the tax-exempt status of variable rate demand notes. Because they are direct lending arrangements between the lender and borrower, variable rate demand notes generally will not be traded and no established secondary market generally exists for them, although they are redeemable at face value. If variable rate demand notes are not secured by letters of credit or other credit support arrangements, the right to demand payment on them will be dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by a fund will meet the quality criteria established by Advisors for the purchase of municipal securities. Advisors considers on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand securities in the relevant fund's portfolio.

         PARTICIPATION INTERESTS. A participation interest in a municipal security gives the purchaser an undivided interest in the municipal obligation in the proportion that the fund's participation interest bears to the total principal amount of the municipal obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, or has been given a rating below one that is otherwise permissible for purchase by a fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank that the Board of Trustees has determined meets certain quality standards, or the payment obligation otherwise will be collateralized by Government Securities. The Tax-Exempt Bond Fund will have the right, with respect to certain participation interests, to demand payment, on a specified number of days' notice, for all or any part of the fund's participation interest in the municipal obligation, plus accrued interest. The fund intends to exercise its right to demand payment only upon a default under the terms of the municipal obligation, or to maintain or improve the quality of its investment portfolio. The Tax-Exempt Bond Fund will invest no more than 5 percent of the value of its assets in participation interests.

         MUNICIPAL OBLIGATION COMPONENTS. The interest payments on municipal securities can be divided into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the "Auction Component") pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the "Residual Component") pays a residual interest rate based on the difference between the total interest paid by the issuer on the municipal obligation and the auction rate paid on the Auction Component. The components can be purchased separately. Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease as the Auction Component's rate increases and increase as the Auction Component's rate decreases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal obligation having similar credit quality, redemption provisions and maturity.

         MUNICIPAL CUSTODY RECEIPTS. The Tax-Exempt Bond Fund also may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments, or both, on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custody account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the securities. Custody receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon municipal securities described above. Although under the terms of a custody receipt a fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custody account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

         CURRENCY TRANSACTIONS AND FOREIGN INVESTMENTS


         CURRENCY TRANSACTIONS. The value of a fund's assets as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To minimize the impact of such factors on net asset values, the fund may engage in foreign currency transactions in connection with their investments in foreign securities. The funds will not speculate in foreign currency exchange, and will enter into foreign currency transactions only to "hedge" the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also may limit any potential gain which might result should the value of such currency increase.

         The funds will conduct their currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market.

         By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund is able to protect itself against possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as "transaction hedging." In addition, when it appears that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as "portfolio hedging." Similarly, when it appears that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

         The funds may also hedge their foreign currency exchange rate risk by engaging in currency financial futures, options and "cross-hedge" transactions. In "cross-hedge" transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that generally tracks the currency being hedged with regard to price movements). Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

         The funds may hold a portion of their respective assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.


         The forecasting of short-term currency market movement is extremely difficult and whether a short-term hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll-over the foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its securities thereunder.


         There is no express limitation on the percentage of a fund's assets that may be committed to foreign currency exchange contracts. A fund will not enter into foreign currency forward contracts or maintain a net exposure in such contracts where that fund would be obligated to deliver an amount of foreign currency in excess of the value of that fund's portfolio securities or other assets denominated in that currency or, in the case of a cross-hedge transaction, denominated in a currency or currencies that fund's investment adviser believes will correlate closely to the currency's price movements. The funds generally will not enter into forward contracts with terms longer than one year.

         FOREIGN INVESTMENTS As described more fully in the Prospectus, certain funds may invest in foreign securities, including those in emerging markets. In addition to the general risk factors discussed in the Prospectus, there are a number of country-or region-specific risks and other considerations that may affect these investments.

INVESTMENT IN EUROPE. The total European market (consisting of the European Union, the European Free Trade Association and Eastern European countries) contains over 450 million consumers, a market larger than either the United States or Japan. European business compete both intra-regionally and globally in a wide range of industries, and recent political and economic changes throughout Europe are likely further to expand the role of Europe in the global economy. As a result, a great deal of interest and activity has been generated aimed at understanding and benefitting from the "new" Europe that may result. The incipient aspects of major developments in Europe as well as other considerations means that there can be no guarantee that outcomes will be as anticipated or will have results that investors would regard as favorable.


THE EUROPEAN UNION. The European Union ("EU") consists of Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, Sweden, and the United Kingdom (the "EU Nations"), with a total population exceeding 370 million. The EU Nations have undertaken to establish, among themselves, a single market that is largely free of internal barriers and hindrances to the free movement of goods, persons, services and capital. Although it is difficult to predict when this goal will be fully realized, macro and micro-economic adjustments already in train are indicative of significant increases in efficiency and the ability of the EU Nations to compete globally by simplifying product distribution networks, promoting economies of scale, and increasing labor mobility, among other effects. The establishment of the eleven country European Monetary Union, a subset of the European Union countries, with its own central bank, the European Central Bank; and its own currency, the Euro; and a single interest rate structure represents a new economic entity, the Euro-area. While authority for monetary policy thus shifts from national hands to an independent supranational body, sovereignty elsewhere remains largely at the national level. Uncertainties with regard to balancing of monetary policy against national fiscal and other political issues and their extensive ramifications represent important risk considerations for investors in these countries.

INVESTMENT IN THE PACIFIC BASIN. The economies of the Pacific Basin vary widely in their stages of economic development. Some (such as Japan, Australia, Singapore, and Hong Kong) are considered advanced by Western standards; others (such as Thailand, Indonesia, and Malaysia are considered "emerging" -- rapidly shifting from natural resource and agriculture based systems to more technologically advanced systems oriented toward manufacturing and services. The major reform of China's economy and polity continues to be an important influence on economic growth internally, and, through trade, across the region. Intra-regional trade has become increasingly important to a number of these economies. Japan, the second largest economy in the world, is the dominant economy in the Pacific Basin, with one of the highest per capita incomes in the world. Its extensive trade relationships also contribute to expectations for regional and global economic growth. Economic growth has historically been relatively strong in the region, but recent economic turmoil among the emerging economies, and unmitigated recessionary impulses in Japan in the recent past have raised important questions with regard to prospective longer-term outcomes. Potential policy miscalculations or other events could pose important risks to equity investors in any of these economies.


INVESTMENT IN CANADA. Canada, a country rich in natural resources and a leading industrial country of the world, is by far the most important trading partner of the United States. The U.S., Canada, and Mexico have established the North American Free Trade Agreement ("NAFTA"), which is expected to significantly benefit the economies of each of the countries through the more rational allocation of resources and production over the region. Uncertainty regarding the longer - run political structure of Canada is an added risk to investors, along with highly volatile commodity prices.

INVESTMENT IN LATIN AMERICA. Latin America (including Mexico and Central America) has a population of approximately 455 million and is rich in natural resources. Important gains in the manufacturing sector have developed in several of the major countries in the region. A number of countries in the region have taken steps to reduce impediments to trade, most notably through the NAFTA agreement, between the U.S., Canada and Mexico and the Mercosur agreement between Argentina, Brazil, Paraguay and Uruguay, with Chile as an associate member. Restrictions on international capital flows, intermittent problems with capital flight, and some potential difficulties in the repayment of external debt, however, remain important concerns in the region -- exacerbating the risks in these equity markets. As a result Latin American equity markets have been extremely volatile. Efforts to restructure these economies through privatization, and fiscal and monetary reform have met with some success with gains in output growth, and slowing rates of inflation. These efforts may result in attractive investment opportunities. However, recent events have shown that large shifts in sentiment in markets elsewhere on the globe may very quickly reverberate among these markets, adding greater risk to already volatile markets. There can be no assurance that attempted reforms will ultimately be successful or will bring about results investors would regard as favorable.


OTHER REGIONS There are developments in other regions and countries around the world which could lead to additional investment opportunities. We will monitor these developments and may invest when appropriate.

         DEPOSITORY RECEIPTS. The equity funds can invest in American, European and Global Depository Receipts (ADRs, EDRs and GDRs). They are alternatives to the purchase of the underlying securities in their national markets and currencies. Although their prices are quoted in U.S. dollars, they don't eliminate all the risks of foreign investing.

         ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. To the extent that a fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or the NASD's national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

         EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

         OTHER INVESTMENT TECHNIQUES AND OPPORTUNITIES

         CORPORATE ACTIONS. Each fund may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio's overall return, regardless of how these actions may affect the weight of the particular securities in the fund's portfolio.


         INDUSTRY CONCENTRATIONS. Because of its investment objective and policies, the Managed Allocation Fund will concentrate more than 25 percent of its assets in the mutual fund industry. However, none of the funds in which the Managed Allocation Fund can invest will concentrate more than 25 percent of its total assets in any one industry.

MANAGEMENT OF THE TIAA-CREF MUTUAL FUNDS

         TRUSTEES AND OFFICERS OF THE TIAA-CREF MUTUAL FUNDS

         Trustees who are "interested persons" within the definition set forth in the Investment Company Act of 1940, as amended, are indicated by an asterisk (*).

TRUSTEES                                                   AGE          PRINCIPAL OCCUPATIONS DURING PAST 5
--------                                                   ---          -----------------------------------
                                                                        YEARS
                                                                        -----
Robert H. Atwell                                           69           President Emeritus, American Counsel on
447 Bird Key Drive                                                      Education and senior consultant for A.T.
Sarasota, FL  34236                                                     Kearney, since November 1996.
                                                                        Previously, President, American Counsel
                                                                        on Education.

Elizabeth E. Bailey                                        61           John C. Hower Professor of Public Policy
The Wharton School                                                      and Management, The Wharton School of
University of Pennsylvania                                              the University of Pennsylvania.
Suite 3100
Steinberg-Dietrich Hall
Philadelphia, PA  19104-6372

John H. Biggs*                                             63           Chairman, Chief Executive Officer, and
TIAA-CREF                                                               President, CREF and TIAA, since 1997.
730 Third Avenue                                                        Previously, Chairman and Chief Executive
New York, NY  10017                                                     Officer, CREF and TIAA.

Joyce A. Fecske                                            53           Vice President Emerita, DePaul University,
4800 South Karlov Avenue                                                since 1994.
Chicago, IL  60632


Edes P. Gilbert                                            68           Consultant, Independent Education
Independent Education Services                                          Services, since 1998.  Formerly, Head, The
49 East 78th Street                                                     Spence School.
New York, NY  10021

Stuart Tse Kong Ho                                         64           Chairman and President, Capital
Capital Investment of Hawaii, Inc.                                      Investment of Hawaii, Inc.;  Chairman,
Suite 1700                                                              Gannett Pacific Corporation.
733 Bishop Street
Honolulu, HI  96813

Nancy L. Jacob                                             57           President and Managing Partner,
Windermere Investment Associates                                        Windermere Investment Associates, since
121 S.W. Morrison Street                                                January 1997.  Previously, Chairman and
Portland, OR  97204                                                     Chief Executive Officer, CTC Consulting,
                                                                        Inc. and Managing Director, Capital Trust
                                                                        Company.

Marjorie Fine Knowles                                      60           Professor of Law, Georgia State University
College of Law                                                          College of Law.
Georgia State University
University Plaza
Atlanta, GA  30303-3092

TRUSTEES                                                   AGE          PRINCIPAL OCCUPATIONS DURING PAST 5
--------                                                   ---          -----------------------------------
                                                                        YEARS
                                                                        -----
Martin L. Leibowitz*                                       63           Vice Chairman and Chief Investment
TIAA-CREF                                                               Officer, CREF and TIAA, since 1995.
730 Third Avenue                                                        President, TIAA-CREF Investment
New York, NY  10017                                                     Management, Inc. (Investment
                                                                        Management), and President, Teachers
                                                                        Advisors, Inc. (Advisors).  Executive Vice
                                                                        President, CREF and TIAA from June
                                                                        1995 to November 1995.  Formerly,
                                                                        managing director-director of research and
                                                                        a member of the executive committee,
                                                                        Salomon Brothers, Inc.

Bevis Longstreth*                                          66           Of Counsel, Debevoise & Plimpton, since
Debevoise & Plimpton                                                    1998.  Formerly, Partner, Debevoise &
875 Third Avenue                                                        Plimpton.  Adjunct Professor of Law,
New York, NY  10022                                                     Columbia University.

Robert M. Lovell, Jr.                                      69           Founding Partner, First Quadrant L.P.
First Quadrant L.P.                                                     Formerly, Chairman and Chief Executive
100 Campus Drive                                                        Officer, First Quadrant Corp. (Investment
P.O. Box 939                                                            Management Firm).
Florham Park, NJ  07932

Stephen A. Ross                                            56           Franco Modigliani Professor of Finance
Sloan School of Management                                              and Management, Sloan School of
Massachusetts Institute of Technology                                   Management, Massachusetts Institute of
77 Massachusetts Avenue                                                 Technology, since 1998.  Co-Chairman,
Cambridge, MA  02139                                                    Roll & Ross Asset Management Corp.

Eugene C. Sit                                              61           Chairman, Chief Executive and Chief
Sit Investment Associates, Inc.                                         Investment Executive Officer, Sit
4600 Norwest Center                                                     Investment Associates, Inc. and Sit/Kim
90 South Seventh Street                                                 International Investment Associates, Inc.
Minneapolis, MN  55402

Maceo K. Sloan                                             50           Chairman, President, and Chief Executive
NCM Capital Management Group, Inc.                                      Officer, Sloan Financial Group, Inc., and
Suite 400                                                               NCM Capital Management Group, Inc.
103 West Main Street
Durham, NC 27701-3638

David K. Storrs                                            54           President and Chief Executive Officer,
Alternative Investment Group, LLC                                       Alternative Investment Group, L.L.C.,
65 South Gate Lane                                                      since August 1996.  Adviser to the
Southport, CT  06490                                                    President, The Common Fund, since
                                                                        January 1996.  Formerly, President and
                                                                        Chief Executive Officer, The Common
                                                                        Fund.

Robert W. Vishny                                           40           Eric J. Gleacher Professor of Finance,
Graduate School of Business                                             University of Chicago Graduate School of
University of Chicago                                                   Business.  Founding Partner, LSV Asset
1101 East 58th Street                                                   Management.
Chicago, IL  60637



--------
(1) Member of the Executive Committee. The Executive Committee has authority to act during intervals between Board meetings.
(2) Member of the Finance Committee. The Finance Committee oversees the investments of the TIAA-CREF Mutual Funds.
(3)  Member of the Executive and Finance Committees.


                                                        POSITION WITH        PRINCIPAL OCCUPATION(S) DURING PAST
OFFICERS*                         AGE                   REGISTRANT           5 YEARS
---------                         ---


Thomas G. Walsh                 55                    President            Executive Vice President, TIAA and
                                                                           CREF, and President , Teachers
                                                                           Personal Investors Services, Inc.
                                                                           ("TPIS")

Scott C. Evans                  40                    Executive            Executive Vice President, TIAA and
                                                      Vice President       CREF, Advisors and Investment
                                                                           Management, since September 1997.
                                                                           Previously, Managing Director, TIAA,
                                                                           CREF, Advisors and Investment
                                                                           Management from March 1997 to
                                                                           September 1997. Previously Second
                                                                           Vice President, TIAA and CREF,
                                                                           Advisors and Investment Management.

Richard L. Gibbs                53                    Executive            Executive Vice President, TIAA and
                                                      Vice President       CREF, since March 1993.  Executive
                                                                           Vice President, Advisors, Investment
                                                                           Management, TPIS and TIAA-CREF
                                                                           Individual & Institutional Services,
                                                                           Inc. ("Services").

E. Laverne Jones                51                    Secretary            Vice President and Corporate
                                                                           Secretary, TIAA and CREF, since
                                                                           August 1998. Previously, Senior
                                                                           Counsel, TIAA and CREF.

Richard J. Adamski              58                    Vice President       Vice President and Treasurer, TIAA
                                                      and Treasurer        and CREF, Investment Management,
                                                                           Advisors, TPIS and Services.

-----------
* The address for all Officers of the TIAA-CREF Mutual Funds is 730 Third Avenue, New York, NY 10017-3206.

         TRUSTEE COMPENSATION

         The following table shows the compensation received from the Funds and the TIAA-CREF fund complex for each non-officer Trustee for the year ended December 31, 1999. The Funds' officers receive no compensation from any fund in the TIAA-CREF Fund complex. The TIAA-CREF complex consists of: College Retirement Equities Fund, ("CREF"), TIAA Separate Account VA-1, the TIAA-CREF Life Funds, TIAA-CREF Institutional Mutual Funds and TIAA-CREF Mutual Funds, each a registered investment company.


         TIAA-CREF Mutual Funds has a long-term performance deferred compensation plan for non-employee trustees. Under this unfunded plan, annual contributions equal to half the amount of the basic annual trustee stipend are allocated to notional CREF and TIAA annuity accounts chosen by the individual trustee. Benefits will be paid after the trustee leaves the board in a lump sum or in annual installments over 5 to 20 years, as requested by the trustee. Pursuant to a separate deferred compensation plan, non-employee trustees also have the option to defer payment of their basic stipend, additional stipends, and/or meeting fees and allocate these amounts to notional TIAA and CREF accounts chosen by the individual trustee. Benefits under that plan are also paid in a lump sum or annual installments over 5 to 20 years, as requested by the trustee, after the trustee leaves the board.



                                                                LONG TERM PERFORMANCE
                                       AGGREGATE                DEFERRED COMPENSATION           TOTAL COMPENSATION
                                     COMPENSATION                   CONTRIBUTION                  FROM TIAA-CREF
NAME                                 FROM THE FUND              AS PART OF EXPENSES(1)              COMPLEX
----                                 -------------              ----------------------          ------------------
Robert H. Atwell                           $                              $                              $
Elizabeth E. Bailey                        $                              $                              $
Gary P. Brinson                            $                              $                              $
Joyce A. Fecske                            $                              $                              $
Edes P. Gilbert                            $                              $                              $
Stuart Tse Kong Ho                         $                              $                              $
Nancy L. Jacob                             $                              $                              $
Marjorie Fine Knowles                      $                              $                              $
Jay O. Light                               $                              $                              $
Bevis Longstreth                           $                              $                              $
Robert M. Lovell, Jr.                      $                              $                              $
Stephen A. Ross                            $                              $                              $
Eugene C. Sit                              $                              $                              $
Maceo K. Sloan                             $                              $                              $
David K. Storrs                            $                              $                              $
Robert W. Vishny                           $                              $                              $
============================= ============================  ==============================  ===========================

--------------

(1) This compensation, or a portion of it, was not actually paid based on the trustee's election to defer receipt of payment in accordance with the provisions of a deferred compensation plan for non-officer trustees.


PRINCIPAL HOLDERS OF SECURITIES

         TIAA, as the contributor of the initial capital for each of the funds, owned the following percentages of the shares of each fund as of March , 2000:



International Equity    %                  Tax-Exempt Bond       %
Growth Equity           %                Managed Allocation      %
Growth & Income         %                   Money Market         %
Bond PLUS               %                   Equity Index         %
Short -Term Bond        %                   Social Choice        %
High-Yield Bond         %

INVESTMENT ADVISORY AND OTHER SERVICES

         As explained in the Prospectus, investment advisory and related services for each of the funds are provided by personnel of Teachers Advisors, Inc. (Advisors). Advisors manages the investment and reinvestment of the assets of each fund, subject to the direction and control of the Finance Committee of the Board of Trustees. As the prospectus describes, Advisors has agreed to waive a portion of its fee for managing each fund.

         Personal Trading Policy. Anyone at Teachers Advisors who has direct responsibility and authority for making investment decisions for TIAA-CREF Mutual Funds is restricted from trading for his or her own account. The restriction also applies to members of their households. They must send duplicate confirmation statements and other brokerage account reports to a special compliance unit, and their transactions must be approved.


         Advisory fees are payable monthly to Advisors. They are calculated as a percentage of the average value of the net assets each day for each Fund, and are accrued daily proportionately at 1/365th (1/366th in a leap year) of the rates set forth in the Prospectus. During 1998 and 1999, the total dollar amount of expenses for each Fund, before and after the waiver, attributable to advisory fees were as follows (there are no investment advisory fees payable for the Managed Allocation Account):



                                               GROSS                        WAIVED                     NET
                                               -----                        ------                     ---
                                        1998           1999          1998           1999         1998        1999
International Equity Fund                 $             $             $              $           $           $

Growth Equity Fund                        $             $             $              $           $           $

Growth & Income Fund                      $             $             $              $           $           $

Bond Plus Fund                            $             $             $              $           $           $

Money Market Fund                         $             $             $              $           $           $


         Pursuant to the terms of a contract with Advisors, State Street Bank, 225 Franklin Street, Boston, MA 02209 acts as custodian for the TIAA-CREF Mutual Funds. Advisors has agreed to pay State Street for these services.

         Ernst & Young, LLP, 787 7th Avenue, New York, NY 10019, serves as independent auditors of the TIAA-CREF Mutual Funds.


         Advisors has retained State Street Bank & Trust Company ("State Street") to provide the funds with certain administrative services, including preparation of each fund's financial information and various other administrative services. State Street also acts as the transfer and dividend paying agent for the funds. Advisors, not the TIAA-CREF Mutual Funds, has agreed to pay State Street a fee for such services. State Street is located at 225 Franklin Street, Boston, MA 02209.

          Teachers Insurance and Annuity Association of America (TIAA), an insurance company, holds all of the shares of TIAA -CREF Enterprises, Inc., which in turn holds all the shares of Advisors and of Teachers Personal Investors Services, Inc., the principal underwriter for the TIAA-CREF Mutual Funds. TIAA also holds all the shares of TIAA-CREF Individual & Institutional Services, Inc. ("Services") and TIAA-CREF Investment Management, LLC ("Investment Management"). Services acts as the principal underwriter, and Investment Management provides investment advisory services, to the College Retirement Equities Fund, a companion organization to TIAA. All of the foregoing are affiliates of the TIAA-CREF Mutual Funds and Advisors.



ABOUT THE TIAA-CREF MUTUAL FUNDS AND THE SHARES

         As a Delaware business trust, the TIAA-CREF Mutual Funds' operations are governed by its Declaration of Trust dated January 13, 1997, as amended (the Declaration). A copy of the TIAA-CREF Mutual Funds' Certificate of Trust, dated January 15, 1997, as amended, is on file with the Office of the Secretary of State of the State of Delaware. Upon the initial purchase of shares of beneficial interest in the TIAA-CREF Mutual Funds each shareholder agrees to be bound by the Declaration, as amended from time to time.

         INDEMNIFICATION OF SHAREHOLDERS

         Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (DBTA) provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The TIAA-CREF Mutual Funds' Declaration expressly provides that the TIAA-CREF Mutual Funds has been organized under the DBTA and that the Declaration is to be governed by and interpreted in accordance with Delaware law. It is nevertheless possible that a Delaware business trust, such as the TIAA-CREF Mutual Funds, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case the TIAA-CREF Mutual Funds' shareholders could possibly be subject to personal liability.

         To guard against this risk, the Declaration (i) contains an express disclaimer of shareholder liability for acts or obligations of the TIAA-CREF Mutual Funds and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the TIAA-CREF Mutual Funds or its Trustees, (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the TIAA-CREF Mutual Funds or any series of the TIAA-CREF Mutual Funds, and (iii) provides that the TIAA-CREF Mutual Funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the TIAA-CREF Mutual Funds and satisfy any judgment thereon. Thus, the risk of a Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the TIAA-CREF Mutual Funds itself would be unable to meet its obligations. In the light of DBTA, the nature of the TIAA-CREF Mutual Funds' business, and the nature of its assets, the risk of personal liability to a TIAA-CREF Mutual Funds shareholder is remote.

         INDEMNIFICATION OF TRUSTEES

         The Declaration further provides that the TIAA-CREF Mutual Funds shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the TIAA-CREF Mutual Funds. The Declaration does not authorize the TIAA-CREF Mutual Funds to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

         LIMITATION OF FUND LIABILITY

         All persons dealing with an investment fund must look solely to the property of that particular fund for the enforcement of any claims against that fund, as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of a fund or the TIAA-CREF Mutual Fund. No investment fund is liable for the obligations of any other investment fund. Since the funds use a combined Prospectus, however, it is possible that one fund might become liable for a misstatement or omission in the Prospectus regarding another fund with which its disclosure is combined. The Trustees have considered this factor in approving the use of the combined Prospectus.

         SHAREHOLDER MEETINGS AND VOTING RIGHTS

         Under the Declaration, the TIAA-CREF Mutual Funds are not required to hold annual meetings to elect Trustees or for other purposes. It is not anticipated that the TIAA-CREF Mutual Funds will hold shareholders' meetings unless required by law or the Declaration. The TIAA-CREF Mutual Funds will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the TIAA-CREF Mutual Funds.

         Shares of the TIAA-CREF Mutual Funds do not entitle their holders to cumulative voting rights, so that the holders of more than 50 percent of the net asset value represented by the outstanding shares of the TIAA-CREF Mutual Funds may elect all of the Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. As determined by the Trustees, shareholders are entitled to one vote for each dollar of net asset value (number of shares held times the net asset value of the applicable fund).

         ADDITIONAL PORTFOLIOS


         Pursuant to the Declaration, the Trustees may establish additional investment portfolios (technically "series" of shares) in the TIAA-CREF Mutual Funds. As authorized, the Trustees have established five additional investment portfolios: the Equity Index Fund, the Social Choice Equity Fund, the Short-Term Bond Fund, the High-Yield Bond Fund and the Tax-Exempt Bond Fund. Furthermore, the Trustees may establish additional funds in the future. The establishment of additional investment funds would not affect the interests of current shareholders in the existing eleven funds.


         DIVIDENDS AND DISTRIBUTIONS

         Each share of a fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the TIAA-CREF Mutual Funds as a whole or any individual investment fund, shareholders of the affected fund are entitled to receive their proportionate share of the assets which are attributable to their shares and which are available for distribution as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive, conversion, or subscription rights. All shares, when issued, will be fully paid and non-assessable.

PRICING OF SHARES

         The assets of the funds are valued as of the close of each valuation day in the following manner:


         INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE READILY AVAILABLE

         Investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

         Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business (usually 4:00 p.m.) on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. Such an equity security may also be valued at fair value as determined in good faith by the Finance Committee of the Board of Trustees if events materially affecting its value occur between the time its price is determined and the time a Fund's net asset value is calculated.

         FOREIGN INVESTMENTS

         Investments traded on a foreign exchange or in foreign markets are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation method in the country where traded, converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Since the trading of investments on a foreign exchange or in foreign markets is normally completed before the end of a valuation day, such valuation does not take place contemporaneously with the determination of the valuation of certain other investments held by the fund. If events materially affecting the value of foreign investments occur between the time their share price is determined and the time when a fund's net asset value is calculated, such investments will be valued at fair value as determined in good faith by the Finance Committee of the Board and in accordance with the responsibilities of the Board as a whole.

         DEBT SECURITIES

         Debt securities (including money market instruments) for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). Values for money market instruments (other than those in the Money Market Fund) with maturities of one year or less will be obtained from either one or more of the major market makers or derived from a pricing matrix that has various types of money market instruments along one axis and maturities, ranging from overnight to one year, along the other. This information is derived from one or more financial information services. For securities with maturities longer than one year, these values will be derived utilizing an independent pricing service when such prices are believed to reflect the fair value of these securities. We use an independent pricing service to value securities with maturities longer than one year, except when we believe prices don't accurately reflect the security's fair value.

         SPECIAL VALUATION PROCEDURES FOR THE MONEY MARKET FUND

         For the Money Market Fund, all of its assets are valued on the basis of amortized cost in an effort to maintain a constant net asset value per share of $1.00. The Board has determined that such valuation is in the best interests of the fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund which uses available market quotations to value all of its securities.

         The Board has established procedures reasonably designed, taking into account current market conditions and the Money Market Funds' investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates by more than 1/2 of 1 percent from $1.00 per share. In the event such deviation should exceed 1/2 of 1 percent, the Board will promptly consider initiating corrective action. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: (1) selling securities prior to maturity; (2) shortening the average maturity of the fund;
(3) withholding or reducing dividends; or (4) utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Money Market Fund's net asset value might still decline.

         OPTIONS AND FUTURES

         Portfolio investments underlying options are valued as described above. Stock options written by a fund are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of a fund's net assets will be increased or decreased by the difference between the premiums received on written options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

         For example, when a fund writes a call option, the amount of the premium is included in the fund's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the fund enters into a closing purchase transaction it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.

         A premium paid on the purchase of a put will be deducted from a fund's assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

         Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.


         INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE NOT READILY AVAILABLE

         Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value, as determined in good faith under the direction of the Trustees.


TAX STATUS


         The following is a brief summary of some of the principal U.S. federal income, and certain state and local, tax considerations pertaining to investments in the funds. This summary does not address special tax rules applicable to certain classes of investors, such as tax exempt entities. Each prospective shareholder is urged to consult his or her own tax adviser with respect to specific federal, state, local and foreign tax consequences of investing in the funds. This summary is based on the laws in effect on the date of this SAI, which are subject to change.


         Although the TIAA-CREF Mutual Funds is organized as a Delaware business trust, neither the TIAA-CREF Mutual Funds nor the funds will be subject to any corporate excise or franchise tax in the State of Delaware, nor will they be liable for Delaware income taxes provided that each fund qualifies as a regulated investment company for federal income tax purposes and satisfies certain income source requirements of Delaware law. If each fund so qualifies and distributes all of its income and capital gains, it will also be exempt from applicable New York State taxes and the New York City general corporation tax, except for small minimum taxes.


         Each fund qualifies as a "regulated investment company" ("RIC") under Subchapter M of the Code. In general, to qualify as a RIC: (a) at least 90 percent of the gross income of a fund for the taxable year must be derived from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities; (b) a fund must distribute to its shareholders 90 percent of its ordinary income and net short-term capital gains (undistributed net income may be subject to tax at the fund level); and (c) a fund must diversify its assets so that, at the close of each quarter of its taxable year, (I) at least 50 percent of the fair market value of its total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5 percent of the fair market value of the fund's total assets and 10 percent of the outstanding voting securities of such issuer and (ii) no more than 25 percent of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the fund and engaged in the same, similar, or related trades or businesses.

         If, in any taxable year, a fund should not qualify as a RIC under the
Code: (1) that fund would be taxed at normal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to its shareholders, and (2) that fund's distributions to the extent made out of that fund's current or accumulated earnings and profits would be taxable to its shareholders (other than tax-exempt shareholders and shareholders in tax deferred accounts) as ordinary dividends (regardless of whether they would otherwise have been considered capital gains dividends), and may qualify for the deduction for dividends received by corporations.

         Each fund must declare and distribute dividends equal to at least 98 percent of its ordinary income (as of the twelve months ending December 31) and at least 98 percent of its capital gain net income (as of the twelve months ending October 31), in order to avoid a federal excise tax. Each fund intends to make the required distributions, but they cannot guarantee that they will do so. Dividends attributable to a fund's ordinary income and capital gains distributions are taxable as such to shareholders in the year in which they are received except dividends declared in October, November or December and paid in January, which dividends are treated as paid on the prior December 31.

         A distribution of net capital gains reflects a fund's excess of net long-term capital gains over its net short-term capital losses. Each fund will designate income dividends and distributions of net capital gains and must notify shareholders of these designations within sixty days after the close of the fund's taxable year.

         Foreign currency gains and losses are taxable as ordinary income. If the net effect of these transactions is a gain, the dividend paid by the fund will be increased; if the result is a loss, the income dividend paid by the fund will be decreased. Adjustments to reflect these gains and losses will be made throughout each fund's taxable year.


         At the time of purchase, each fund's net asset value may reflect undistributed income or net capital gains. A subsequent distribution to shareholders of such amounts, although constituting a return of their investment, would be taxable either as dividends or capital gain distributions. For federal income tax purposes, each fund is permitted to carry forward its net realized capital losses, if any, for eight years, and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute such gains. If a shareholder held shares for six months or less and during that period received a distribution taxable to such shareholder as a long-term capital gain, any loss realized on the sale of such shares during the six-month period would be a long term loss to the extent of such distribution. Additionally, any loss realized on a sale or redemption of shares of any fund may be disallowed under the "wash sale" rules to the extent the shares sold or redeemed are replaced with other shares of the same fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or redeemed.

         The Tax-Exempt Bond Fund expects to qualify to pay "exempt-interest dividends" which may be treated by shareholders as items of interest that is exempt from regular federal income tax. (Distributions derived from net long-term capital gains of the Tax-Exempt Bond Fund will ordinarily be taxable to shareholders as long-term capital gains and any distributions derived from taxable interest income, net short-term capital gains, and certain net realized foreign exchange gains will be taxable to shareholders as ordinary income.) The recipient of exempt-interest dividends is required to report such income on his or her federal income tax return and interest on indebtedness incurred or continued to purchase or carry shares of the Tax-Exempt Bond Fund is not deductible. In addition, exempt-interest dividends will be taken into account in determining the extent to which a shareholder's Social Security or certain railroad retirement benefits are taxable. Any losses realized by shareholders who dispose of shares of the Tax-Exempt Bond Fund with a tax holding period of six months or less are disallowed to the extent of any exempt-interest dividends received with respect to such shares.

         The Tax-Exempt Bond Fund may invest a portion of its assets in private activity bonds, the interest from which (including the Fund's distributions attributable to such interest) may be a preference item for purposes of the federal alternative minimum tax (AMT), both individual and corporate. Income from securities that are a preference item is included in the computation of the AMT and, in the case of corporations, all exempt-interest income, whether or not attributable to private activity bond interest, may increase a corporate shareholder's liability, if any, for AMT. Shareholders who have not held shares of the Tax-Exempt Bond Fund for such fund's full taxable year may have designated as tax-exempt interest or as a tax preference item a percentage of distributions which is not equal to the actual amount of tax-exempt income or tax preference income earned by the fund during the period of their investment.

         For corporate investors, a portion of the dividends from net investment income paid by the Growth Equity Fund, Growth & Income Fund, Equity Index Fund and Social Choice Equity Fund will ordinarily qualify for the corporate dividends-received deduction. Eligible dividends are limited to those a fund receives from U.S. domestic corporations and, accordingly, it is not expected that a substantial portion of distributions made by other funds will qualify for the dividends-received deduction. Corporations seeking to claim the dividends received deduction must satisfy certain holding period requirements and debt financing restrictions. Capital gain dividends are not eligible for the dividends-received deduction for corporations.


         Income received by any fund from sources within various foreign countries may be subject to foreign income taxes withheld at the source. Under the Code, if more than 50 percent of the value of a fund's total assets at the close of its taxable year consists of securities issued by foreign corporations, the fund may file an election with the Internal Revenue Service to "pass through" to the fund's shareholders the amount of any foreign income taxes paid by the fund. Pursuant to this election, shareholders will be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes (but not both). No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.


         Each shareholder will be notified within 60 days after the close of each taxable year of a fund if that fund will "pass through" foreign taxes paid for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid, and (ii) the fund's gross income from foreign sources. Of course, shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not benefit from any such "pass through" of foreign tax deductions or credits.


         Each fund is required by federal law to withhold 31 percent of reportable payments (which may include income dividends, capital gains distributions, and share redemption proceeds) paid to shareholders who have not complied with IRS regulations. In order to avoid this back-up withholding requirement, a shareholder must certify to the fund on the application form or on a separate Internal Revenue Service W-9 Form, that the shareholder's social security number or taxpayer identification number is correct and that the shareholder is not currently subject to back-up withholding or is exempt from back-up withholding.

         The foregoing discussion does not address the special tax rules applicable to certain classes of investors. For example, each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the funds, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on fund distributions treated as ordinary dividends. Shareholders who are not U.S. persons should consult their tax advisers regarding the U.S. and non-U.S. tax consequences of ownership of shares of and receipt of distributions from the funds.

         IRA accounts are subject to special tax treatment. Federal income tax earnings is deferred, and there are restrictions on the amounts that can be contributed each year. Investors in these accounts may also have to pay a penalty for withdrawals prior to age 59 1/2. Shareholders should consult their tax advisers for more information.

         This discussion of the tax treatment of the funds and their distributions is based on the federal, Delaware [AND NEW YORK] tax laws in effect as of the date of this SAI. For a discussion of recent changes in the tax laws, see the Prospectus. Shareholders should consult their tax advisers to determine the tax treatment of an investment by him or her in any fund, including state and local taxes.

         OTHER STATES. A portion of the dividends from the Tax-Exempt Bond Fund may be exempt from other state and local taxes. Income from investments in your state of residence are generally tax-exempt to you. Therefore, we will direct the Transfer Agent to send you a breakdown of income from each state in order to aid you in preparing your tax return.


BROKERAGE ALLOCATION

         Advisors is responsible for decisions to buy and sell securities for the funds as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best execution, which includes such factors as best price, research and available data. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transactions with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of a fund, its personnel may, consistent with their fiduciary obligations, decide either to buy or to sell a particular security for the fund at the same time as for other funds it may be managing, or that may be managed by its affiliate, TIAA-CREF Investment Management, Inc. ("Investment Management"), another investment adviser subsidiary of TIAA. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

         Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Advisors to the quality of execution provided and to the use and value of the data. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the portfolio.


         Advisors will place orders with brokers providing useful research and statistical data services if reasonable commissions can be negotiated for the total services furnished even though lower commissions may be available from brokers not providing such services. Advisors follows guidelines established by the Board for the placing of orders with the brokers providing such services. In 1999, the aggregate amount of brokerage commissions paid by the International Equity, Growth Equity and Growth & Income Funds as a result of such allocations
was $      , $      , and $          , respectively


           Research or service obtained for one Fund may be used by Advisors in managing the other Funds. In such circumstances, the expenses incurred will be allocated equitably consistent with Advisors' fiduciary duty to the other Funds.

         Research or services obtained for the TIAA-CREF Mutual Funds may be used by personnel of Advisors in managing other investment company accounts, or the CREF accounts for Investment Management. In such circumstances, the expenses incurred will be allocated in an equitable manner consistent with the fiduciary obligations of personnel of Advisors to the TIAA-CREF Mutual Funds.

         The aggregate amount of brokerage commissions paid by the Funds during 1997 was as follows:

--------------------------------------------------------------------------------
            FUND                                      COMMISSIONS
      Growth & Income                                    $8,614
      International Equity                              $229,055
      Growth Equity                                     $13,817
--------------------------------------------------------------------------------
The aggregate amount of brokerage commissions paid by the Funds during 1998 was as follows:

--------------------------------------------------------------------------------
            FUND                                       COMMISSIONS
      Growth & Income                                   $203,003
      International Equity                              $179,866
      Growth Equity                                     $191,941
--------------------------------------------------------------------------------


         The aggregate amount of brokerage commissions paid by the Funds during 1999 was as follows:

--------------------------------------------------------------------------------
            FUND                                       COMMISSIONS
      Growth & Income                                   $
      International Equity                              $
      Growth Equity                                     $
--------------------------------------------------------------------------------



         During 1999, certain of the Funds acquired securities of certain of the regular brokers or dealers or their parents. These entities and the value of a Fund's aggregate holdings in the securities of those entities are set forth below:


         Regular Broker or Dealer Based on Brokerage Commissions Paid:


  FUND           BROKER         PARENT        HOLDINGS (US$)
 ------          ------         ------        -------------
                                                      $
                                                      $

         Regular Broker or Dealer based on entities acting as principal:

  FUND           BROKER         PARENT        HOLDINGS (US$)
 ------          ------         ------        -------------






UNDERWRITERS


         Teachers Personal Investors Services, Inc. (TPIS) may be considered the "principal underwriter" for the TIAA-CREF Mutual Funds. Shares of the TIAA-CREF Mutual Funds are offered on a continuous basis with no sales load. Pursuant to a Distribution Agreement with the TIAA-CREF Mutual Funds, TPIS has the right to distribute shares of the TIAA-CREF Mutual Funds for the two-year period beginning July 1, 1997, and thereafter from year to year subject to approval by the Funds' Board of Trustees. Under a Distribution Compensation Agreement between TPIS and Advisors, Advisors has agreed to pay TPIS monthly for distribution of Fund shares an amount equal to .40 percent of the aggregate amount of purchase payments for shares of the Funds during each month. TPIS was paid $ for services to the Funds in 1999. TPIS receives no other compensation for its activities as distributor of TIAA-CREF Mutual Fund shares. TPIS may enter into Selling Agreements with one or more broker-dealers which may or may not be affiliated with TPIS to provide distribution related services to the TIAA-CREF Mutual Funds. Currently, TPIS has entered into a Selling Agreement with TIAA-CREF Individual & Institutional

Services ("Services") that permits Services to distribute the shares of the Mutual Funds on a limited basis.

CALCULATION OF PERFORMANCE DATA

         We may quote a fund's performance in various ways. All performance information in advertising is historical and is not intended to indicate future returns. A fund's share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.

         TOTAL RETURN CALCULATIONS

         Total returns quoted in advertising reflect all aspects of a fund's returns, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period according to the following formula:

                          P (1 + T)n = ERV
          where:  P    =   the hypothetical initial payment
                  T    =  average annual total return
                  n    =  number of years in the period
                  ERV  =  ending redeemable value of the
                          hypothetical payment made at the
                          beginning of the one-, five-, or
                          10-year period at the end of the
                          one-, five-, or 10-year period (or
                          fractional portion thereof).

For example, a cumulative return of 100 percent over ten years would produce an average annual return of 7.18 percent, which is the steady annual rate that would equal 100 percent growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the fund.

         In addition to average annual returns, we may quote a fund's unaveraged or cumulative total returns reflecting the actual change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before or after tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

         YIELD CALCULATIONS

         ALL FUNDS OTHER THAN THE MONEY MARKET FUND. Yields are computed by dividing the fund's net investment income for a given 30-day or one-month period, by the average number of fund shares, dividing this figure by the fund's NAV at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For a fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and are then converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one-month period, whichever is earlier. Income is adjusted to reflect gains and losses from principal repayments received by the fund with respect to mortgage-related securities and other asset-backed securities. Other capital gains and losses generally are excluded from the calculation as are gains and losses currently from exchange rate fluctuations.

         Income calculated for the purposes of calculating a fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in a fund's financial statements.

         Yield information may be useful in reviewing a fund's performance and in providing a basis for comparison with other investment alternatives. However, a fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider. Investors should also recognize that in periods of declining interest rates a fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.


         YIELD INFORMATION FOR THE MONEY MARKET FUND. Yield quotations for the Money Market Fund, including yield quotations based upon the seven-day period ended on the date of calculation, may also be made available. These yield quotations are based on a hypothetical pre-existing account with a balance of one share. In arriving at any such yield quotations, the net change during the period in the value of that hypothetical account is first determined. Such net change includes net investment income attributable to portfolio securities but excludes realized gains and losses from the sale of securities and unrealized appreciation and depreciation and income other than investment income (which are included in the calculation of Net Asset Value). For this purpose, net investment income includes accrued interest on portfolio securities, plus or minus amortized premiums or purchase discount (including original issue discount), less all accrued expenses. Such net change is then divided by the value of that hypothetical account at the beginning of the period to obtain the base period return, and then the base period return is multiplied by 365/7 to annualize the current yield figure which is carried to at least the nearest hundredth of one percent.

The effective yield of the Money Market Fund for the same seven-day period may also be disclosed. The effective yield is obtained by adjusting the current yield to give effect to the compounding nature of the Fund's investments, and is calculated by the use of the following formula:

Effective Yield = (Base Period Return+1)365/7 -1

The Money Market Fund's yield fluctuates, unlike many bank deposits or other investments which pay a fixed yield for a stated period of time. The annualization of one period's income is not necessarily indicative of future actual yields. Actual yields will depend on such variables as portfolio quality, average portfolio maturity, the type of instruments held in the portfolio, changes in interest rates on money market instruments, portfolio expenses, and other factors.

         TOTAL RETURN

Set forth below is total return information for the Funds, which reflects all expense deductions from Fund assets, applied to a hypothetical investment of $1,000 in each Fund:


                            International Equity Fund
PERIOD                                                  AVERAGE ANNUAL RETURN
------                                                  ---------------------
1 Year (January 1, 1999 to                                        %
  December 31,  1999)

Since inception                                                   %
 (September 2, 1997 to
  December 31,  1999)

                               Growth Equity Fund

PERIOD                                                  AVERAGE ANNUAL RETURN
------                                                  ---------------------
1 Year (January 1,  1999 to                                      %
 December 31,  1999)

Since inception                                                  %
 (September 2, 1997 to
  December 31,  1999)


                              Growth & Income Fund

PERIOD                                                  AVERAGE ANNUAL RETURN
------                                                  ---------------------
1 Year (January 1,  1999 to                                      %
 December 31,  1999)

Since inception                                                  %
 (September 2, 1997 to
  December 31,  1999)



                             Managed Allocation Fund

PERIOD                                                  AVERAGE ANNUAL RETURN
------                                                  ---------------------
1 Year (January 1,  1999 to                                      %
 December 31,  1999)

Since inception                                                  %
 (September 2, 1997 to
  December 31,  1999)


                                 Bond PLUS Fund

PERIOD                                                  AVERAGE ANNUAL RETURN
------                                                  ---------------------
1 Year (January 1,  1999 to                                     %
 December 31,  1999)

Since inception                                                 %
 (September 2, 1997 to
  December 31,  1999)


                                Money Market Fund

PERIOD                                                  AVERAGE ANNUAL RETURN
------                                                  ---------------------
1 Year (January 1,  1999 to                                     %
 December 31,  1999)

Since inception                                                 %
 (September 2, 1997 to
  December 31,  1999)

         PERFORMANCE COMPARISONS


         Performance information for the funds, may be compared in advertisements, sales literature, and reports to shareholders, to the performance information reported by other investments and to various indices and averages. Such comparisons may be made with, but are not limited to (1) the S&P 500, (2) the Dow Jones Industrial Average ("DJIA"), (3) Lipper Analytical Services, Inc. Mutual Fund Performance Analysis Reports and the Lipper General Equity Funds Average, (4) Money Magazine Fund Watch, (5) Business Week's Mutual Fund Scoreboard, (6) SEI Funds Evaluation Services Equity Fund Report, (7) CDA Mutual Funds Performance Review and CDA Growth Mutual Fund Performance Index,
(8) Value Line Composite Average (geometric), (9) Wilshire Associates indices,
(10) Frank Russell Co. Inc. indices, (11) the Consumer Price Index, published by the U.S. Bureau of Labor Statistics (measurement of inflation), (12) Morningstar, Inc., (13) Lehman Brothers indices and (14) the Global Market indices created by Morgan Stanley, Inc., including the Europe, Australia, Far East (EAFE) Index, the EAFE+Canada Index and the International Perspective Index. We may also discuss ratings or rankings received from these entities, accompanied in some cases by an explanation of those ratings or rankings, when applicable. In addition, advertisements may discuss the performance of the indices listed above.


         The performance of each of the funds also may be compared to other indices or averages that measure performance of a pertinent group of securities. Shareholders should keep in mind that the composition of the investments in the reported averages will not be identical to that of the fund and that certain formula calculations (e.g., yield) may differ from index to index. In addition, there can be no assurance that any of the funds will continue its performance as compared to such indices.

         We may also advertise ratings or rankings the funds receive from various rating services and organizations, including but not limited to any organization listed above.

         ILLUSTRATING COMPOUNDING

         We may illustrate in advertisements, sales literature and reports to shareholders the effects of compounding of earnings on an investment in a fund. We may do this using a hypothetical investment earning a specified rate of return. To illustrate the effects of compounding, we would show how the total return from an investment of the same dollar amount, earning the same or a different rate of return, varies depending on when the investment was made.

         NET ASSET VALUE

         Charts and graphs using a fund's NAVs, adjusted NAVs, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any. Currently there are no sales charges.

         MOVING AVERAGES

         We may illustrate a fund's performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. "Moving Average Activity Indicators" combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.

VOTING RIGHTS

         We don't plan to hold annual shareholder meetings. However, we may hold special meetings to elect trustees, change fundamental policies, approve a management agreement, or for other purposes. We will mail proxy materials to shareholders for these meetings, and we encourage shareholders who can't attend to vote by proxy. The number of votes you have on any matter submitted to shareholders depends on the dollar value of your investment in the funds.

LEGAL MATTERS


         All matters of applicable state law pertaining to the Funds have been passed upon by Charles H. Stamm, Executive Vice President and General Counsel of the TIAA-CREF Mutual Funds (and TIAA and CREF). Legal matters relating to the federal securities laws have been passed upon by Sutherland Asbill & Brennan LLP, Washington, DC.


EXPERTS

         The financial statements incorporated by reference in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as stated in their report appearing herein and have been so included in reliance upon the report of such firm given upon its authority as experts in accounting and auditing.

ADDITIONAL CONSIDERATIONS

The TIAA-CREF Mutual Funds are part of the TIAA-CREF family of companies. TIAA founded in 1918, is a non-profit stock life insurance company. Its companion organization, CREF, founded in 1952, is a non-profit corporation registered with the Securities and Exchange Commission as an investment company. Together, through the issuance of fixed and variable annuity contracts, TIAA and CREF form the principal retirement system for the nation's education and research communities and the largest retirement system in the United States based on assets under management.


         Prospective investors in TIAA-CREF Mutual Funds who have accumulations in TIAA and CREF retirement annuities (RAs) and supplemental retirement annuities (SRAs), or in the Teachers Personal Annuity (PA) or the Teachers Personal Annuity Select (PA Select) should carefully consider how TIAA-CREF Mutual Funds fit into their investment portfolio. The tax treatment is considerably different from the RA, SRA, PA and PA Select. For example, RAs and SRAs accept before-tax contributions, and any earnings from them are not taxed until withdrawn or taken as income. RAs, SRAs, and the PAs all have restrictions on withdrawals before age 59-1/2, including tax penalties. TIAA-CREF Mutual Funds don't have such restrictions, which means they can be used to invest for a wide variety of goals in addition to retirement (unless they are being used to Fund an IRA account). However, annuities offer the option of lifetime income on retirement, which mutual funds do not.


         Investors should also consider the TIAA-CREF Mutual Funds' expense charges as compared to the expenses of other mutual funds. The TIAA-CREF Mutual Funds' expense charges are currently among the lowest in the industry, according to MORNINGSTAR PRINCIPIA, which tracks mutual fund expense charges.

         When deciding how to invest in mutual funds, it's important for investors to determine their investment goals so they can choose the mutual fund(s) whose objective closely matches it. They should also determine their time horizon, I.E., the period of time they plan to keep money invested in the fund. Time horizon affects how much risk an investor may be willing to take. Risk tolerance in turn affects asset allocation decisions. For example, an aggressive investor who is willing to accept a high level of risk in return for potentially greater returns over the long term, probably would invest more heavily in equity funds. To preserve the current value of an investment and avoid losses of principal, an investor might invest more heavily in non-equity funds.


FINANCIAL STATEMENTS


The audited financial statements of the TIAA-CREF Mutual Funds are incorporated herein by reference to the Funds' Annual Report for the year ended December 31, 1999, which has been filed with the Securities and Exchange Commission and provided to all shareholders. We will furnish you, without charge, another copy of the Annual Report on request.

PART C

                                OTHER INFORMATION

ITEM 22.  FINANCIAL STATEMENTS

a)       Financial Statements (for each Fund)**

ITEM 23.          EXHIBITS

         (a)      Declaration of Trust, as amended*

         (b)      Bylaws*

         (c)      N/A

         (d)      Investment Management Agreement between Registrant and
                            Teachers Advisors, Inc.*

         (e)      (1)      Distribution agreement between Registrant and
                           Teachers Personal Investors Services, Inc.*

                  (2) Selling agreement, as amended, between TPIS and TIAA-CREF Individual & Institutional Services, Inc.*

         (f)      N/A

         (g) Custodian Agreement between the Registrant, Teachers Advisors and State Street Bank and Trust*

         (h)      (1)      Administration Agreement between State Street Bank
                           and Trust and Teachers Advisors*

                  (2) Transfer Agency Agreement between State Street Bank and Trust and Teachers Advisors*

         (i)      Opinion and Consent of Charles Stamm, Esq.**

         (j)      (1)      Consent of Sutherland, Asbill & Brennan, L.L.P.**

                  (2)      Consent of Ernst & Young LLP**

         (k)      N/A

         (l)      Seed Money Agreement between TIAA and TIAA-CREF Mutual
                  Funds*

         (m)      N/A

         (n)      Financial Data Schedules**

         (o)      N/A

----------
*Previously filed as an exhibit to Pre-Effective Amendment No. 1 to the Funds' Registration Statement, filed on August 5, 1997
(File No. 333-21821).
**To be filed by amendment.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
REGISTRANT

                  The following companies are subsidiaries of TIAA and are included in the consolidated financial statements of TIAA:

Teachers Insurance and Annuity Association
College Retirement Equities Fund

AIC Properties, Inc.                    MN Properties, Inc.
BT Properties, Inc.                     M.O.A. Enterprises, Inc.
College Credit Trust                    ND Properties, Inc.
DAN Properties, Inc.                    OWP Hawaii, LLC
ETC Repackaging, Inc.                   Savannah Teachers Properties,
Illinois Teachers Properties,           Inc.
LLC                                     T114 Properties, Inc.
JV California Two, Inc.                 T-Investment Properties Corp.
JV California Three, Inc.               T-Land Corp.
JV Florida One, Inc.                    T-Las Colinas Towers Corp.
JV Florida Four, Inc.                   TCT Holdings, Inc.
JV Georgia One, Inc.                    Teachers Advisors, Inc.
JV Maryland One, Inc.                   Teachers Boca Properties II,
JV Michigan One, Inc.                   Inc.
JV Michigan Two, Inc.                   Teachers Pennsylvania Realty,
JV Michigan Three, Inc.                 Inc.
JV Minnesota One, Inc.                  Teachers Personal Investors
JV North Carolina One, Inc.             Services, Inc.
JWL Properties, Inc.                    Teachers Properties, Inc.
Liberty Place Retail, Inc.              Teachers REA, LLC
Macallister Holdings, Inc.              Teachers REA II, Inc.
Minnesota Teachers Realty Corp.         Teachers REA II, LLC

Teachers REA III, LLC                   TIAA-CREF Trust Company, FSB
Teachers Realty Corporation             TIAA-Fund Equities, Inc.
TEO-NP, LLC                             TPI Housing, Inc.
Tethys Slu, Inc.                        Washington Teachers Properties
TIAA Realty, Inc.                       II, Inc.
TIAA Timberlands I, LLC                 WRC Properties, Inc.
TIAA-CREF Enterprises, Inc.             730 Properties, Inc.
TIAA-CREF Individual &                  730 Cal Hotel Properties I, In
Institutional Services, Inc.            730 Cal Hotel Properties II,
TIAA-CREF Investment Management,        Inc.
LLC                                     730 Penn. Hotel Properties I,
TIAA-CREF Life Insurance Company        Inc.
TIAA-CREF Tuition Financing,            485 Properties, LLC
Inc.

Subsidiaries of Teachers Properties, Inc.:
Rouse-Teachers Holding Company
Rouse-Teachers Land Holdings, Inc.


1) All subsidiaries are Delaware corporations except as follows:

         A)       Pennsylvania non-stock, non-profit corporations:
                           Liberty Place Retail, Inc.
                  Teachers Pennsylvania Realty, Inc.
                           Teachers Realty Corporation

         B) Minnesota Teachers Realty Corporation is a Minnesota corporation.

         C)       College Credit Trust, a New York Trust

2) All subsidiaries are 100% owned directly by TIAA, except as follows:

         A) TIAA-CREF Enterprises, Inc. owns 100% of the stock of Teachers Advisors, Inc., Teachers Personal Investors Services, Inc., TIAA-CREF Life Insurance Company, TIAA-CREF Tuition Financing, Inc. and TCT Holdings, Inc.

         B)       TIAA-CREF Trust Company, FSB is 100% owned by TCT Holdings,
                  Inc.

         C) T-Investment Properties Corp. and T-Land Corp. are 100% owned by Macallister Holdings, Inc.

         D)       TPI Housing, Inc. is 100% owned by Teachers
                  Properties, Inc.

         E) 730 Properties, Inc. owns 100% of the stock of 730 Cal Hotel Properties I, Inc., 730 Cal Hotel Properties II, Inc. and 730 Penn. Hotel Properties I, Inc.

3) All subsidiaries have as their sole purpose the ownership of investments which could, pursuant to New York State Insurance Law, be owned by TIAA itself, except the following:

         A) TIAA-CREF Life Insurance Company is a New York State insurance subsidiary of TIAA, whose stock is owned by TIAA Holdings, Inc.
         B) TIAA Realty, Inc. is an investment subsidiary with minority stockholders and owns commercial real estate.
         C) TIAA-CREF Trust Company, FSB is a federally chartered savings bank.
         D) Teachers Advisors, Inc. provides investment advice for the Registrant.
         E) Teachers Personal Investors Services, Inc. provides broker-dealer services for the Registrant and TIAA
                  Separate Account VA-1.
         F) TIAA-CREF Investment Management, LLC, provides investment advice for College Retirement Equities Fund.
         G) TIAA-CREF Individual & Institutional Services, Inc., which provides broker-dealer and administrative services for College Retirement Equities Fund.
         H)       TCT Holdings, Inc., holds the stock of TIAA-CREF Trust
                  Company, FSB.

ITEM 25.  INDEMNIFICATION

         As a Delaware business trust, Registrant's operations are governed by its Declaration of Trust dated January 15, 1997 (the Declaration of Trust). Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the DBTA) provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant's Declaration of Trust expressly provides that it has been organized under the DBTA and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware business trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant's shareholders could be subject to personal liability.

         To protect Registrant's shareholders against the risk of personal liability, the Declaration of Trust: (I) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by Registrant or its Trustees; (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (iii) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (I) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant's business and the nature of its assets, the risk of personal liability to a shareholder is remote.

         The Declaration of Trust further provides that Registrant shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of Registrant. The Declaration of Trust does not authorize Registrant to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Teachers Advisors, Inc. (Advisors) also provides investment management service to TIAA Separate Account VA-1. All officers of Advisors are also officers of TIAA-CREF Investment Management, LLC (Investment Management) and are employees of TIAA. John Biggs is also a trustee of TIAA, CREF, TIAA-CREF Individual & Institutional Services, Inc. ("Services") and Investment Management, and a director of Teachers Personal Investor Services, Inc. ("TPIS"). He is Chief Executive Officer of TIAA and CREF. Martin L. Leibowitz is a trustee of TIAA, CREF and Investment Management. He is Vice Chairman and Chief Investment Officer of CREF and TIAA. Charles Stamm is a trustee of Investment Management and Services, and a director of TPIS. He is General Counsel of CREF and TIAA. Richard Adamski is also Treasurer of TPIS and Services. Richard Gibbs is also Executive Vice President of TPIS and Services. The principal business address of Investment Management, Services and TPIS is 730 Third Avenue, New York, NY 10017-3206.

Mr. Biggs is also a director of Ralston Purina Company, Checkerboard Square, St. Louis, Missouri 63164; and The Boeing
Company, 7755 East Marginal Way South, Seattle, WA 98108.

ITEM 27.  PRINCIPAL UNDERWRITERS

         Teachers Personal Investors Services, Inc. ("TPIS") may be considered the principal underwriter for the Registrant. The officers of TPIS and their positions and offices with TPIS and the Registrant are listed in Schedule A of Form BD as currently on file with the Commission (File No. 8-47051), the text of which is hereby incorporated by reference.

ITEM 28.  LOCATION OF TIAA-CREF MUTUAL FUNDS ACCOUNTS AND RECORDS

         All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the rules promulgated thereunder will be maintained at the Registrant's home office, 730 Third Avenue, New York NY 10017-3206, at other offices of the Registrant located at 750 Third Avenue and 485 Lexington Avenue, both in New York, NY 10017-3206, and at the offices of the Registrant's custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110. In addition, certain duplicated records are maintained at Pierce Leahy Archives, 64 Leone Lane, Chester, NY 10918.

ITEM 29.  MANAGEMENT SERVICES

         State Street Bank and Trust Company, a Massachusetts trust company ("State Street") will provide certain management-related services to the Registrant pursuant to a Custodian Contract between the Registrant, State Street and Teachers Advisors, Inc. ("Advisors"), the investment advisor to the Registrant. Under the Custodian Contract, State Street will, among other things, act as custodian of the assets of the portfolios of the Registrant, keep the Registrant's books of account and compute the net asset value per share of the outstanding shares of each of the Registrant's portfolios. These services will be rendered pursuant to instructions received by State Street from Advisors or the Registrant in the ordinary course of business.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant, TIAA-CREF Mutual Funds, has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and state of New York, on the day of January __, 2000.



                                            TIAA-CREF MUTUAL FUNDS

                                            By:   /S/PETER C. CLAPMAN
                                            -------------------------
                                            Name: Peter C. Clapman
                                            Title: Senior Vice President

         Pursuant to the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.



SIGNATURE                     TITLE                                   DATE
---------                     -----                                   ----


/S/ THOMAS G. WALSH            President
--------------------
Thomas G. Walsh               (Principal Executive Officer)         1/14/00

/S/ SCOTT C. EVANS            Executive Vice President
---------------------
Scott C. Evans                (Principal Financial Officer)         1/14/00

/S/ RICHARD L. GIBBS          Executive Vice President
--------------------
Richard L. Gibbs              (Principal Accounting Officer)        1/14/00

SIGNATURE OF TRUSTEE        DATE       SIGNATURE OF TRUSTEE            DATE
--------------------        ----       --------------------            ----

/S/ ROBERT H. ATWELL                   /S/ BEVIS LONGSTRETH
-------------------------              --------------------
Robert H. Atwell          1/14/00      Bevis Longstreth               1/14/00

/S/ ELIZABETH E. BAILEY                /S/ ROBERT M. LOVELL, JR.
-------------------------              -------------------------
Elizabeth E. Bailey       1/14/00      Robert M. Lovell, Jr.          1/14/00

/S/ JOYCE A. FESCKE                    /S/ STEPHEN A. ROSS
-------------------                    --------------------
Joyce A. Fescke           1/14/00      Stephen A. Ross                1/14/00

/S/ EDES P. GILBERT                    /S/ EUGENE C. SIT
-------------------------              -----------------
Edes P. Gilbert           1/14/00      Eugene C. Sit                  1/14/00

/S/ STUART TSE KONG HO                 /S/ MACEO K. SLOAN
-------------------------              ------------------
Stuart Tse Kong Ho        1/14/00      Maceo K. Sloan                 1/14/00

/S/ NANCY L. JACOB                     /S/ DAVID K. STORRS
-------------------------              -------------------
Nancy L. Jacob            1/14/00      David K. Storrs                1/14/00

/S/ MARJORIE FINE KNOWLES              /S/ ROBERT W. VISHNY
-------------------------              --------------------
Marjorie Fine Knowles     1/14/00      Robert W. Vishny               1/14/00

                                       /S/ JAY O. LIGHT
                                       --------------------
                                       Jay O. Light                   1/14/00